UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05685

Williamsburg Investment Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

John Chilton, Esq.

Sullivan & Worcester LLP 1666 K Street, NW Washington, D.C. 20006
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Davenport Core Fund (DAVPX)

Davenport Value & Income Fund (DVIPX)

Davenport Equity Opportunities Fund (DEOPX)

Davenport Small Cap Focus Fund (DSCPX)

Davenport Balanced Income Fund (DBALX)

SEMI-ANNUAL REPORT

September 30, 2022
(Unaudited)

THE DAVENPORT FUNDS
LETTER TO SHAREHOLDERS (Unaudited) September 30, 2022

Dear Shareholders,

Market action was wild in the third quarter, which turned out to be a tale of two halves. We saw an impressive rally from July through mid-August that coincided with hopes of the Federal Reserve (the “Fed”) backing off restrictive monetary policy. Then, we witnessed a sharp reversal as discouraging inflation data prompted the Fed to become even more resolute in its battle against rising prices. Ultimately, stocks declined for the quarter and returned to their June lows. The S&P 500® Index finished the period down 4.88% and the Russell 2000® Index declined 2.19%. Year-to-date, the S&P and Russell finished September 2022 down 23.87% and 25.10%, respectively.

There’s been little reason to be excited of late. In fact, things have felt downright bleak. Rampant inflation, rising interest rates, restrictive monetary policy and slowing growth clearly aren’t the ideal cocktail for stocks. Fed officials are fixated on quelling inflation with higher interest rates and are clearly willing to risk a recession to do so. They recently raised the benchmark federal funds rate another 0.75% to a range of 3.0-3.25%, which is the highest level since 2008, and indicated they will keep hiking rates well above the current level. Consequently, most prognosticators believe the risk of recession in 2023 is now well above 50%.

When will the Fed relent? To say all eyes are on the Fed would be an understatement. In fact, the gamification of Fed speak seems to have reached new heights. That is, investors are fixated on when the Fed will “pivot” and back off its hawkish stance. This would presumably create a much more favorable backdrop for the economy and stocks. But, this seems likely only when inflation is clearly much more subdued, with the Fed’s target being 2% for the consumer price index (down from over 8% in recent months). In policymakers’ eyes, the potential long-term harm from persistent inflation clearly outweighs the risk of a potential slowdown brought on by their efforts.

In addition to the specter of slowing growth and/or recession, rising interest rates have other consequences. For one, bonds have become a much more viable alternative to stocks. Consider this, a one year treasury bill now yields just over 4.0% versus 0.1% a year ago. It goes without saying that a risk-free rate over 4% offers more formidable competition for investors’ dollars than it did in recent years. It’s also nicely higher than the S&P 500’s current yield of 1.7%. Another major side effect of rising rates is a higher cost of capital for companies. Whether refinancing old debt or raising capital for new opportunities, companies will be paying more for money. This elevates the importance of having manageable debt levels.

All of this has put a gravitational pull on equity valuations and is likely to influence corporate earnings as well. On the former, higher interest rates typically mean lower price-to-earnings (P/E) multiples for stocks. We’ve already seen the S&P’s multiple contract from 21.4x forward earnings at the beginning of 2022 to 15.2x, which compares to the average of 16.2x since 1990. While equity prices have corrected sharply (influencing the numerator of the P/E equation), earnings estimates (the denominator) have been slower to react. The consensus currently calls for roughly 8.0% earnings growth for the S&P 500 next year and this seems too high in light of slowing growth. This suggests the broader market is not quite as cheap as it appears.

Such a backdrop clearly presents a tough environment for us as investors. However, we think some of the “glass half full” language from our last letter, when stocks were around current levels, is still relevant. To paraphrase, we noted that stocks had clearly discounted some pain already and that we were being better compensated for taking risk in many situations. The P/E multiple compression highlighted above is clear evidence of this. We went on to note that investor sentiment seems decidedly negative and that a recession seems to be a foregone conclusion at this point. Since then, the interest rate/policy backdrop for stocks has worsened. But, at some point pervasive pessimism will help the market put in a bottom. It’s often a good time to be a buyer when everyone else seems to have given up.

In sum, we have been expecting to enter an era of more subdued returns following years of easy monetary policy and outsized gains. This year’s drawdown clearly suggests that era is upon us and we aren’t holding our breath for policymakers to come to the rescue. This doesn’t mean, however, that we can’t earn respectable returns following this period of pain, especially as broad market weakness offers us some bargains. Rather than being fixated on Fed speak and other short-term indicators, we are staying very focused on buying businesses that trade at attractive prices, even when considering the risk of slowing growth. Thank you for your trust.

Please see our fund letters for discussion of specific ideas and investment themes.

Davenport Core Fund (DAVPX)

The following chart represents Davenport Core Fund (DAVPX) performance and the performance of the S&P 500® Index, the Core Fund’s primary benchmark, for the periods ended September 30, 2022.

						Since
						Inception*
	Q3 2022	1 Year	3 Years*	5 Years*	10 Years*	1/15/98
Core Fund (DAVPX)	-6.35%	-19.65%	3.38%	6.25%	9.59%	6.67%
S&P 500® Index**	-4.88%	-15.47%	8.16%	9.24%	11.70%	7.50%

30-Day SEC Yield: 0.87%; Expense Ratio in current prospectus: 0.86%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**	The S&P 500® Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

The Davenport Core Fund (DAVPX) decreased 6.35% in the third quarter and is down 25.94% year-to-date. The S&P 500® Index declined 4.88% during the quarter and is down 23.87% year-to-date. On the heels of a dour Q2, the third quarter began with an abrupt rally alongside hopes of peaking inflation and a pivot in Fed policy; however, in mid-August investors’ hopes were dashed as the Fed reiterated the ongoing need for restrictive policy—prompting a sharp decline in equities which continued for the remainder of the quarter.

TJX Companies, Inc. (TJX) was our top contributor to performance in the third quarter. As an off-price/bargain retailer, the current macro environment should benefit TJX as consumers are more price sensitive and looking for deals. At the same time, full-price apparel retailers have seen elevated inventories as consumers are less enthusiastic to spend on bigger ticket apparel, allowing TJX to purchase the excess at significant markdowns and sell it at more competitive prices. After being a large detractor to performance in Q2, Amazon.com, Inc. (AMZN) was our second top contributor to performance in the third quarter. The shares traded significantly higher after the company reported a second quarter that beat consensus estimates and guided to a strong Q3, helping to alleviate fears of continued ecommerce deceleration post-pandemic. Moreover, Amazon’s cloud offering (AWS) continues to see tremendous growth despite concerns around slowing IT spend given the current macro volatility. Lastly, it appears the company is reaching a profitability inflection point as cost pressures abate and new pricing initiatives roll through.

Adobe, Inc. (ADBE) was our biggest detractor to performance during the period, as the stock pulled back significantly following a mixed fiscal Q3 print and fiscal Q4 guide. The company also announced the purchase of Figma, a web-first collaborative design platform, for ~$20 billion in cash and stock. While Figma is an outstanding business that should complement Adobe’s current offerings in the long-term, investors were concerned about the hefty price tag, potential margin dilution, and the timing of the deal given the recessionary environment. We continue to believe Adobe is a fantastic business and is well positioned as an industry leader that should capitalize on the secular themes of digital content creation, digital transformation, and data and analytics. Markel Corp. (MKL) was our second biggest detractor during the quarter, as investors concerns around mark-downs in the company’s investment portfolio overshadowed solid underwriting profitability and the longer-term ability for Markel to take advantage of higher interest rates. We think the stock looks compelling at current levels and feel comfortable holding our position given the favorable underwriting environment.

While declines are never something to celebrate, we do believe the general market weakness of late has created attractive buying opportunities for many high quality companies. As such, we were more transactional towards the end of the quarter. We elected to exit some names where our conviction has waned or were more marginal and reallocated some funds into higher quality, blue chip compounders that more closely align with the Fund’s investment discipline. We sold our positions in Caesars Entertainment, Inc. (CZR) and Sony Group Corp. (SONY). Caesars was arguably a bit more speculative than traditional Core holdings and we continue to be attracted to the company’s Las Vegas casino exposure and sports betting segment. However, the company now faces more headwinds than before. These include: a worsening consumer outlook with an increasing recession probability, and rising interest rates/widening credit spreads which create incremental headwinds for levered entities such as Caesars. Sony was once a strong outperformer for the Fund. The company has transformed from primarily an electronic hardware business to a diversified media conglomerate led by video games, films, and music. That said, Sony still maintains exposure to some hardware segments that are more exposed to macroeconomic fluctuations that could weigh on earnings and the stock price in the near-term. We continue to see upside for the stock, but think it’s become more of a value stock/sum-of-the-parts story.

With some of the proceeds, we added to our positions in Sherwin Williams Co. (SHW) and Martin Marietta Materials, Inc. (MLM), two durable, “cyclical-light,” long-term compounders that have pulled back significantly. Sherwin has struggled amidst fears of a housing collapse. However we think the market is underestimating the potential margin improvement that should come from lower input costs and SHW’s pricing actions. Similarly, MLM should see solid growth next year even in a recessionary environment, driven by higher volumes, price increases, and improved margins from lower costs. Additionally, Congress passed the Infrastructure Investment and Jobs Act late last year, which increases investment in highway programs by 38% and should provide a nice tailwind for MLM.

In closing, market weakness is discouraging but not completely unsurprising following years of unbridled risk taking and asset values reinforced by near-zero interest rates. That said, we believe the market weakness has presented attractive opportunities that could offer respectable returns. We’ve taken a few initial steps to reposition some of our Funds into high quality bellwethers, and will continue to look for opportunities amid the volatility.

Recent Purchases:

EOG Resources (EOG) - EOG is a large (~$58billion market cap) independent U.S. shale oil & gas producer with large acreage positions in the Eagle Ford and the Permian, as well as a sizeable position in the emerging Powder River Basin. After increasing more than 65% to start the year as oil prices surged, EOG has declined more than 30% over the last month alongside falling oil prices and a broader sell off in the energy sector. We believe this pullback offered an attractive opportunity to increase our energy exposure, and introduce a low cost, world-class operator. EOG, a name we have owned in the past, has been a value creator over time and has a great set of low-cost, low-risk US shale assets. For these reasons, we think the risk/reward profile is incredibly attractive and elect to add this high quality name to the Fund.

Intuit, Inc. (INTU) – INTU is a Mountain View, California based software company that is famous for its TurboTax and QuickBooks applications. We initially purchased the stock in June as growth and technology stocks were particularly out of favor, and elected to establish just a 1% position, allowing us the ability to add exposure should we be a bit early. That initial purchased proved to be quite timely, and the stock reached nearly $500 in August before falling victim to the broader market weakness of late. Ultimately, we believe the company can produce revenue growth in the high teens for the foreseeable future along with continued margin expansion. We believe this presents an attractive opportunity to add to the name and bring the position to a more normal size.

Martin Marietta Materials, Inc. (MLM) – MLM shares have pulled back with the market over the past month and a half and we think represent an attractive opportunity in this high-quality franchise. Looking ahead to 2023 when earnings for many cyclical companies could struggle, MLM should post very solid mid-teens earnings growth driven by higher volumes, price increases, and the margin benefit from lower diesel costs. The pricing story remains the best we’ve seen in decades (if ever) and MLM expects to exit 2022 with aggregates pricing +14.5% YOY(Year-over-year). The stock now trades at ~12.5x EV/EBITDA (Enterprise Value/Earnings Before Interest, Taxes, Depreciation, and Amortization), well below the 15x it has seen over the past couple of years. As investors look to 2023 and focus on companies that can grow earnings, we think MLM shares should benefit.

Meta Platforms, Inc. (META) – Shares of META have been under pressure this year as the company continues to grapple with various headwinds including competition from newer platforms such as TikTok (a short-form video platform), Apple’s privacy changes regarding use of data, and broader macro effects on digital advertising. While these headwinds have certainly been significant, the company has a strong track record of innovation and adapting their playbook. We believe there will be significant opportunities for the company to capitalize on the metaverse as it comes to fruition over the coming years given META’s large user base, global reach, and existing hardware/software offerings.

Recent Sales:

Caesars Entertainment, Inc. (CZR) - Arguably a little more speculative than traditional Core holdings, we initially purchased a smaller position given the stock’s volatility. We continue to be attracted to the company’s Las Vegas casino exposure and believe the sports betting segment could become a real driver of the business; however, a couple things have changed fundamentally since our purchase. These include: a worsening consumer outlook with an increasing recession probability, and rising interest rates/widening credit spreads creating incremental headwinds for levered entities such as CZR. We think this is an opportunity to “reset” by exiting names that were more marginal in terms of fit, and reallocate some funds into high quality, blue chip compounders that more closely align with the Core Fund’s investment discipline.

Medtronic plc (MDT) – The company faces near-term headwinds including tough comps relative to last year, supply chain issues, soft demand from China, inflationary pressures impacting margins, and decent FX (foreign exchange market) headwinds. That said, heading into 2023 these headwinds should begin to ease and MDT has several new product launches forthcoming. While the aforementioned overhangs should weigh on the stock/valuation in the near-term, we believe management is on the right track to rebuilding momentum via rejuvenated R&D (research and development) efforts and thus believe there is value to be created longer-term. As such, we feel the stock is a more appropriate holding for the Value & Income Fund and elect to sell it here.

Davenport Value & Income Fund (DVIPX)

The following chart represents Davenport Value & Income Fund (DVIPX) performance and the performance of the Russell 1000® Value Index, the Fund’s primary benchmark, and the S&P 500® Index for the periods ended September 30, 2022.

						Since
						Inception*
	Q3 2022	1 Year	3 Years*	5 Years*	10 Years*	12/31/10
Value & Income Fund (DVIPX)	-8.29%	-12.76%	2.75%	3.83%	8.18%	8.93%
Russell 1000® Value Index**	-5.62%	-11.36%	4.36%	5.29%	9.17%	9.14%
S&P 500® Index**	-4.88%	-15.47%	8.16%	9.24%	11.70%	11.51%

30-Day SEC Yield: 2.25%; Expense Ratio in current prospectus: 0.87%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**	The Russell 1000® Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. Standard & Poor’s Financial Services LLC, a division of S&P Global, is the source and owner of the registered trademarks related to the S&P 500® Index. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

The Davenport Value & Income Fund (DVIPX) declined 8.29% during the third quarter and is now down 19.44% year-to-date. This compares to the Fund’s primary benchmark, the Russell 1000® Value Index, which declined 5.62% during the third quarter and is down 17.75% year-to-date. The S&P 500® Index declined 4.88% in the third quarter and is down 23.87% year-to-date.

The third quarter started off strong for the Fund before a nearly 10% decline in September as increased Fed hawkishness drove interest rates higher and heightened investor concerns about a potential recession. Over the past several months, we had shifted the Fund more towards defensive names, so were frustrated to see some of the more traditional “safe haven” names such as Verizon Communications, Inc. (VZ), Comcast Corp. (CMCSA), and Dominion Energy, Inc. (D) perform poorly. That said, we used the selloff as an opportunity to add to some higher conviction positions at attractive prices.

Performance in the quarter was led by an eclectic mix of names including Watsco, Inc. (WSO), Deere & Company (DE), Lowe’s Companies, Inc. (LOW), Walmart Inc. (WMT), and Cannae Holdings, Inc. (CNNE). Each of these stocks had some company-specific drivers that allowed them to buck the market trend. Key detractors during the quarter include Comcast Corp. (CMCSA), Sony Corp. (SONY), Fairfax Financial Holdings Ltd. (FRFHF), Markel Corp (MKL), and Newmont Corp. (NEM). Comcast shares have struggled as broadband subscribers started to decline, but we think the stock is extremely cheap at a 50% discount to the market multiple and an all-time low P/E. Sony has been hurt by weakness in the Japanese Yen, but trades at a 25% discount to our calculation of the sum-of-the parts. The two insurance companies, FRFHF and MKL, held up very well until September and continue to be outperformers on a year-to-date basis. They remain very cheap and should have nice upside over time. Newmont struggled as the restrictive monetary policy put renewed pressure on metals prices. As we believe it’s likely to take some time before that policy begins to ease, we exited our position in NEM during the quarter.

There were no new positions introduced during the third quarter, so we thought it would be useful to highlight a high-conviction name that we recently added to. NextEra Energy, Inc. (NEE) is the largest publicly-traded utility in the U.S. and one of the biggest renewable power providers in the world. The company’s regulated business (Florida Power & Light) serves as the cash cow used to fund the buildout of the renewable power piece. NextEra has one of the strongest balance sheets in the utilities sector with an A- rating and an overfunded pension plan. The dividend has been growing 10% per year and is expected to continue growing at that rate, based on highly visible growth in both divisions. Management has been excellent at creating value for shareholders and we see this continuing for the foreseeable future. Lastly, the company is a prime beneficiary of the Inflation Reduction Act, which extended wind and solar tax credits. We expect NEE to compound earnings at a 6%-8% rate for the next several years to go along with its 2.1% dividend yield. Also during the quarter, we added to existing positions in Berkshire Hathaway Inc. (BRK.B), QUALCOMM, Inc. (QCOM), Lowe’s Companies, Inc. (LOW), and SL Green Realty Corp. (SLG).

In sum, while we are disappointed that the Fund did not hold up quite as well as we expected in a difficult market environment, we continue to believe the Fund is well positioned and have used market weakness to add to our stable base of dividend growers. Just this year we have seen dividend increases of 31% from Lowe’s, 19% from Bunge, and 9% from Lamar. Over time, we think strong and growing dividends can provide a ballast to returns and help offset inflation.

Recent Purchases:

Berkshire Hathaway (BRK.B) – BRK.B has outperformed the broad market so far this year, but has taken a leg down with the equity market sell-off in June. BRK.B has close to $150B in cash and equivalents on its balance sheet, which we think provides nice optionality either from additional equity investments or shareholder returns. We believe the year-to-date drawdown in the market has improved the risk/reward profile for many attractive long-term investments. While we are certainly not calling the bottom, we think the time is right to incrementally add to stocks.

Lowe’s Companies, Inc. (LOW) – Shares of LOW have been tremendous since our initial purchase in 2020, but have declined 27% year-to-date amidst rising rates and the potential impacts on both the housing market and consumers more broadly. While we may be early in adding to our position, we continue to have a favorable longterm view on repair/remodeling demand as well as the Lowe’s turnaround under CEO Marvin Ellison. The company has used the cash windfall from Covid-driven demand to ramp up a significant capital return program ($12B in buybacks this year alone) to go along with a solid 2.3% dividend yield. In the past five years, Lowe’s has reduced its share count by close to 25%. We also believe much of the bad news is already priced into the stock with it trading at 13x forward earnings, compared to its long-term average of 17x.

NextEra Energy, Inc. (NEE) – NEE is the largest publicly-traded utility in the U.S. and one of the biggest renewable power providers in the world. The company has two main businesses: a regulated utility in Florida (Florida Power & Light) and a renewables division. We are attracted to the company as NEE’s cash cow FPL division, which operates in a favorable regulatory environment, is used to fund the buildout of the renewable power piece. NEE should be able to compound earnings per share (EPS) at a 6%-8% rate for the next several years to go along with its 2.0% dividend yield. As we are seeing today, the stock would be a prime beneficiary of any clean energy legislation from Congress.

QUALCOMM, Inc. (QCOM) – While we acknowledge the global slowdown in overall smartphone demand, much of the weakness year-to-date comes from the low end of the handset market. QCOM over-indexes to the premium tier which has held up better from a unit volume perspective while content gains are also more significant. A global economic slowdown could certainly disrupt the consumer’s appetite for higher ticket electronic devices, however, we expect rising 5G penetration of the overall handset market and content gains to remain multi-year drivers to the QCOM story.

SL Green Realty Corporation (SLG) – SLG is an office Real Estate Office Trust (REIT) primarily exposed to New York City, and has $2B in variable rate debt, making it more vulnerable to rising rates and wider credit spreads. Debt reduction is a focus and should accelerate in late 2023 as a major project will be finished and joint ventured with a partner. Despite rising occupancy, higher interest rates have led to lower Funds From Operations (FFO) estimates for 2023. Shares of SLG trade at a very significant discount to estimates of net asset value of ~$80 per share. While risks are at the higher end of securities we hold in VIP, the risk/reward at current prices seems to be very favorable and we get to receive the 8% dividend yield as the Manhattan office market gradually recovers.

Recent Sales:

Newmont Corporation (NEM) – Our holding period with NEM has been a bit of a rollercoaster over the past two years as the price of gold traded in a wide range between $1,700 and $2,100. More recently, the hawkishness from the Federal Reserve System (FED) has put renewed pressure on metals prices and we believe that it is likely to take some time before we see a true “Fed pivot” that should drive nice gains for gold prices and NEM. Additionally, the company continues to face significant cost pressures that are unlikely to abate in the near term. As such, we elect to sell our position and redeploy the capital into other situations where we believe the risk/reward is more favorable.

United Parcel Service, Inc. (UPS) – Shares of UPS have outperformed the market this year amidst very strong pricing power and a continued business transformation under CEO Carol Tome. While we continue to like the UPS story, the stock had grown to an outsized position and we are a bit cautious about the impact of declining volumes in the face of a slowing economy and continued cost inflation. As such, we elect to trim our position and deploy the proceeds in two names we view as more timely.

Davenport Equity Opportunities Fund (DEOPX)

The following chart represents Davenport Equity Opportunities Fund (DEOPX) performance and the performance of the Russell Midcap® Index, the Fund’s primary benchmark, and the S&P 500 Index for the periods ended September 30, 2022.

						Since
						Inception*
	Q3 2022	1 Year	3 Years*	5 Years*	10 Years*	12/31/10
Equity Opportunities Fund (DEOPX)	-1.95%	-21.62%	4.60%	7.88%	10.50%	10.67%
Russell Midcap® Index**	-3.44%	-19.39%	5.19%	6.48%	10.30%	9.78%
S&P 500® Index**	-4.88%	-15.47%	8.16%	9.24%	11.70%	11.51%

30-Day SEC Yield: 0.33%; Expense Ratio in current prospectus: 0.88%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000, which represents approximately 25% of the total market capitalization of the Russell 1000®. The S&P 500® Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. Standard & Poor’s Financial Services LLC, a division of S&P Global, is the source and owner of the registered trademarks related to the S&P 500® Index. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

The Davenport Equity Opportunities Fund (DEOPX) declined 1.95% during the third quarter, faring slightly better than the 3.44% decline for the Russell Midcap® Index. While the Fund’s 28.33% year-to-date decline continues to lag the 24.27% decline for the Index, we were pleased to exhibit some relative resilience during the period and continue to take steps we feel position the Fund for future outperformance.

O’Reilly Automotive, Inc. (ORLY), Etsy Inc. (ETSY) and DraftKings, Inc. (DKNG) were the Fund’s top three contributors during the quarter. As a reminder, we added to each in the prior period, taking advantage of what we perceived to be oversold conditions and favorable risk/ reward setups. On the negative side of the ledger, Markel Corp. (MKL), Fairfax Financial Holdings Ltd. (FRFHF) and Dish Network Corp. (DISH) were top detractors for the period. After proving resilient throughout much of the year, Markel and Fairfax succumbed to selling pressure around earnings, where investor concerns around mark-downs in the companies’ investment portfolios seemed to outweigh solid underwriting profitability and longer term ability to take advantage of higher interest rates. Though each has its own unique set of value drivers, we believe both stocks look compelling at current levels and are comfortable with them remaining among our largest positions.

We added exposure to American Tower Corp. (AMT) and Live Nation Entertainment, Inc. (LYV) during the quarter. AMT remains one of the highest return, most durable businesses we follow and should be able to grow at an outsized rate as it benefits from tailwinds such as the domestic 5G upgrade cycle, DISH Networks’ greenfield 5G build, international M&A (mergers & acquisitions) and increased wireless penetration in emerging markets. All told, we believe the business is capable of compounding cash flows at an 8-10% clip with little risk while continuing to grow the dividend at a commensurate rate. Putting it all together, we think the shares can produce a total return in the low double-digits from current levels, which is likely to stand out in a macro environment facing headwinds from higher interest rates and slowing growth. Despite nearly every operating metric at an all-time high and a 2023 artist pipeline as large as the company has seen, shares of Live Nation have retreated nearly 35% this year alongside consumer concerns and broader multiple compression for the market in general. Though an economic slowdown seems unavoidable, we think this is a compelling opportunity to add exposure to a near monopoly operating in an industry with extremely attractive secular growth drivers enabled by music streaming, the “experience economy” and artist’s growing reliance on live events as primary income streams.

We initiated a position in Pool Corp. (POOL), the world’s largest wholesale distributor of swimming pool supplies, equipment, and related products. Put simply, POOL is a best-in-class growth story with high returns on capital, a wide moat at 4x the size of its nearest competitor, a pristine balance sheet with net debt/EBITDA (earnings before interest, taxes, depreciation, and amortization) <1.5x, and strong cash flow with 100% of EPS (earnings per share) converted to free cash flow. This, coupled with a valuation approaching levels last seen during the housing crash, suggests now is a good time to begin building a position in this high-quality compounder. Though concerns around the housing cycle are likely to linger, we note that only 20% of POOL revenues are exposed to new pool construction. While new pool construction may pause, this should free up labor for the large backlog of repair/refurbishments. Additionally, the 60% of the business that is maintenance related should continue to grow (as it did during the financial crisis). Ultimately, we feel the stock’s 45% year-to-date decline goes a long way to discount concerns around difficult comparisons and a challenging housing environment. Longer term, we think the company can compound earnings in the low-to-mid-teens, which should result in meaningful share price appreciation from current levels.

In sum, we remained active during the quarter, putting funds to work in a number of high quality names that rarely yield buying opportunities. As a result, we feel the Fund offers an element of timeliness, while also remaining flexible through an elevated cash balance of ~7.9%.

Recent Purchases:

Live Nation Entertainment (LYV) – As a reminder, we reintroduced the position to the fund in the fall of 2020 anticipating a significant re-acceleration in results due to the unwinding of lockdowns and substantial pent up demand for live events. Subsequently, we elected to trim the position in 2021 as the stock price surged to new highs. Despite nearly every operating metric at an all-time high and a 2023 artist pipeline as large as the company has seen, the stock has retreated nearly 35% this year alongside consumer concerns and broader multiple compression for the market in general. Though an economic slowdown seems unavoidable, we think this is a compelling opportunity to add exposure to a near monopoly operating in an industry with extremely attractive secular growth drivers.

Pool Corporation (POOL) – POOL is the world’s largest wholesale distributor of swimming pool supplies, equipment, and related products and one of the leading distributors of irrigation and landscape products in the U.S. POOL serves over 120K customers from 416 locations, selling over 200K different products. Roughly 60% of sales are for maintenance of existing pools, 20% are new construction, and 20% are from replacement/refurbishment of aging pools. Put simply, POOL is a best-in-class growth story with a wide moat and long runway, pristine balance sheet, and strong cash flow. This, coupled with a valuation approaching levels last seen during the housing crash, and we think now is a good time to begin building a position in this high-quality compounder.

Take-Two Interactive Software, Inc. (TTWO) – TTWO has been a relative underperformer this year following the company’s announcement to acquire mobile game publisher Zynga in a cash-and-stock deal for ~$12.7bn. The deal closed in late May, and all eyes were on the FY23 (fiscal year) Q1 earnings release and management’s commentary around the Zynga integration and consolidated company outlook. The company highlighted early momentum with the Zynga integration and reiterated expectations for $100mm in annual cost synergies within two years of the deal close as well as longer-term $500mm of annual net bookings opportunities. We think the post-quarter reset and current valuation offers an attractive risk/reward opportunity and elect to add to our position.

Recent Sales:

Align Technology, Inc. (ALGN) – We lament selling into weakness, but we believe the likely deterioration in the company’s near-to-intermediate term outlook justifies a more cautious approach. Though we remain attracted to ALGN’s leading position in a secularly growing category, we are concerned that the discretionary demand profile and high price point of the company’s products may leave results vulnerable during a period of consumer retrenchment. This business checks a lot of the boxes we look for and we may look to revisit it in the future. However, we thought it prudent to harvest the loss and redeploy the funds into a situation with a more optimal risk/reward setup.

Builders FirstSource, Inc. (BLDR) – BLDR is a leading distributor of building materials and related products to homebuilders nationwide. Shares of BLDR have rallied nearly 50% from recent lows as interest rates retreated and the company posted another stellar quarter. While we remain positive on the long-term outlook for housing, we acknowledge that there is likely to be some near-term weakness given affordability concerns. As such, and following the recent run, we think risk/reward is a bit more balanced and elect to take some profits in the name.

Caesars Entertainment, Inc. (CZR) – The stock has been very weak of late and selling at this price is frustrating. However, the tax loss could be valuable for some and a couple things have changed fundamentally. For one, the consumer outlook has clearly darkened with prospects for a recession rising. Two, interest rates have risen and credit spreads have widened, creating an incremental risk for levered entities such as CZR. To be clear, we don’t expect results to collapse or for this to become a distressed situation. In our opinion, results in most markets generally remain strong (especially Vegas) and the company’s digital sports betting business is turning the corner towards profitability. We might re-visit this name in the future, but for now the value of the tax loss and aforementioned headwinds cause us to move on.

Etsy, Inc. (ETSY) – Shares of ETSY have rallied ~40% since we last added to the position in late May. We continue to have a favorable long-term outlook for ETSY and its differentiated brand within the highly competitive e-commerce world, but felt it prudent to take some profits on the recent strength as the risk/reward profile seems more balanced.

Davenport Small Cap Focus Fund (DSCPX)

This chart represents Davenport Small Cap Focus Fund (DSCPX) performance and the performance of the Russell 2000® Index, the Small Cap Focus Fund’s primary benchmark, for the periods ended September 30, 2022.

					Since
					Inception*
	Q3 2022	1 Year	3 Years*	5 Years*	12/31/14
Small Cap Focus Fund (DSCPX)	-2.95%	-17.57%	9.39%	8.33%	8.99%
Russell 2000® Index**	-2.19%	-23.50%	4.29%	3.55%	5.66%

30-Day SEC Yield: 0.45%; Expense Ratio in current prospectus: 0.89%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, representing approximately 8% of the total market capitalization of the Russell 3000. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

The Davenport Small Cap Focus Fund (DSCPX) declined 2.95% during the third quarter, slightly lagging the 2.19% decline for the Russell 2000® Index. For the year, the Fund is down 22.52%, maintaining a slight edge over the 25.10% decline for the Index.

After highlighting the name in last quarter’s letter, we were pleased to see online sports betting leader DraftKings, Inc. (DKNG) chip in as the Fund’s top contributor. While timing certainly played a part (majority of the position established in May and June), we have been encouraged to see continued industry-wide spending discipline alongside solid top line momentum. Ultimately, we still see significant upside as the company gets closer to profitability. Additionally, the Fund enjoyed strong performance from specialty insurer Kinsale Capital Group, Inc. (KNSL) and HR software provider Alight, Inc. (ALIT). Two of our telecommunications plays, Liberty Latin America Ltd (LILAK) and Shenandoah Telecommunications Co. (SHEN) were both down sharply as the group came under pressure, but we think each has unique value drivers that can help them buck industry trends over time. Newly established holding Peyto Exploration & Development Corp. (PEYUF) got off to a rocky start as the energy sector cooled, but for the reasons highlighted below, we remain constructive on the longer term outlook for capital appreciation and capital return.

While we tend to shy away from commodity producers, we view Peyto Exploration and Development as a high quality company with strong cash generation and a unique value proposition. Peyto is a Canadian natural gas producer with long-lived and low-cost reserves that can benefit not only from rising natural gas prices, but also an increased appreciation of politically secure, lower carbon energy assets. Broadly, we are constructive on the outlook for hydrocarbon prices for the next several years given producer discipline, years of underinvestment, diversion of capital to renewables and regulatory constraints. More specifically, we believe North American natural gas assets are particularly valuable given the commodity’s important role as a “bridge fuel” during the energy transition process. Peyto’s stock has recently lagged behind the performance of other natural gas levered names due to transportation bottleneck issues in the Alberta Province, where its assets reside. Ultimately, we feel investor concerns on this topic are overblown and note that the company’s current cash flow profile should support its dividend (current yield of ~5%) as well as material debt reduction. Furthermore, we look for a substantial distribution increase in 2023 as the company continues to focus on returning capital to shareholders.

We also added to our position in Enovis Corp. (ENOV) during the quarter. Enovis is a medical technology company that was formerly known as Colfax Corp. In April 2022, Colfax separated its welding business (ESAB) and renamed itself Enovis. ENOV has two attractive businesses in a fast growing reconstructive business (shoulder, hip, and knee replacements) and a stable prevention & recovery business (includes braces that athletes wear or aircasts for sprained/broken extremities). Enovis is modeled after Danaher Corp. (DHR), which is famous for its success implementing strategic M&A (mergers & acquisitions) and supplementing deals with its proprietary continuous improvement philosophy. Given the company’s strong portfolio of brands, solid cash generation and low market penetration, we think Enovis can put these principles to work successfully. This confidence is supported by the fact that Danaher founder Mitch Rales will be overseeing this process as the chairman of Enovis’ board. Ultimately, we think ENOV can grow high-single digits over the coming years, which when coupled with significant margin expansion opportunities, should drive double-digit earnings and cash flow growth. Additionally, the company’s net debt free balance sheet should allow Enovis to recycle capital into additional M&A. With the stock trading at a significant discount to peers, we view the valuation as attractive.

In closing, we are pleased with the Fund’s modest resilience and remain encouraged by the opportunities we see to put cash to work. Though we have taken several actions that we believe enhance the risk/reward profile of the Fund as a whole, we still have significant dry powder for future opportunities via a cash balance of ~7%. Finally, we note that we continue to think the small cap universe appears attractive following years of underperformance and believe our roster of companies is poised to shine in a variety of market backdrops.

Davenport Balanced Income Fund (DBALX)

The following chart represents Davenport Balanced Income Fund (DBALX) performance and performance of the Fund’s primary benchmark, the Russell 1000® Value Index for the period ended September 30, 2022.

					Since
					Inception*
	Q3 2022	1 Year	3 Year*	5 Year*	12/31/15
Balanced Income Fund (DBALX)	-5.40%	-10.34%	1.75%	2.79%	4.43%
Russell 1000® Value Index**	-4.53%	-10.60%	2.39%	3.70%	5.21%

30-Day SEC Yield: 2.78%; Expense Ratio in current prospectus: 0.93%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	Returns greater than one year are annualized.

**	The Russell 1000® Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values

The Davenport Balanced Income Fund (DBALX) declined 5.40% during the third quarter of 2022 compared to the 4.53% decline for the blended 60% Russell 1000® Value and 40% Bloomberg Intermediate Government/Credit Index. Year-to-date, the Fund is down 14.75% compared to the 14.41% decrease for the blended benchmark.

After a rocky second quarter, equities began Q3 with an impressive rally alongside hopes of peaking inflation and a pivot in Fed policy. The rebound proved to be short-lived as the Fed reiterated its stance on the need for continued restrictive policy, and equities declined throughout the remainder of the quarter. Growth stocks managed to outperform their value counterparts during the quarter, but large cap value still remains ahead of growth by roughly 13 percentage points for the year. While market declines are never anything to celebrate, we are pleased to see the Fund hold up nicely as we enter the final lap of a volatile year.

The Fund’s equity performance was led by a diverse group of stocks during the quarter, including Watsco, Inc. (WSO) and Cannae Holdings, Inc. (CNNE), with each stock’s returns driven by company-specific factors that allowed them to stand out amid broader weakness. The biggest detractors to equity performance included Comcast Corp. (CMCSA) and Sony Group Corp. (SONY). Comcast has been under fire amid declining broadband subscribers, but shares now trade at an all-time low valuation. Additionally, the company has ramped up capital return and the combination of dividends and stock repurchases now equates to a very attractive ~10% yield to investors. Once a very strong performer for the Fund, Sony is well off its highs due to concerns around the segments more exposed to macroeconomic fluctuations (e.g. image sensors) as well as weakness in the Japanese Yen. We continue to like the company and the transformation it has made to an entertainment conglomerate, and feel the stock trades at a 25+% discount to our sum-of-the-parts calculation.

While we did not introduce any new equity positions to the Fund during the quarter, we did take advantage of the market volatility to add to some of our existing positions. One name we elected to add to in July was NextEra Energy (NEE), the largest publicly traded utility in the US and a major renewable energy provider. NEE’s regulated business (Florida Power & Light) generates significant cash flow, allowing NextEra to fund the buildout of the renewable power segment. The company has a pristine balance sheet and pays a nice dividend which has grown 10% annually, which we expect to continue going forward given the highly visible growth from both business segments. Other names we added to during the quarter include Berkshire Hathaway, Inc. (BRK.B), QUALCOMM, Inc. (QCOM), and SL Green Realty Corp. (SLG).

The Fund’s fixed income allocation consists of 37 high quality bonds across ten sectors with the top allocations including financials at 19.4%, U.S. Treasuries at 19.4%, consumer non-cyclical at 7.8%, and consumer cyclical at 6.8%. The credit quality of the fixed portion remains high investment grade with an effective maturity of 2.64 years, yield to worst of 4.81%, a duration of 2.26 years, down from 3.44 years at the beginning of the 2022. Our allocation to floating rate notes within the fixed income portion of the Fund decreased to 11.79% from 13.84% at the end of Q2 2022.

During Q3, the Fed raised the Fed funds rate twice taking it from 1.75% to a range of 3.00%-3.25% in the attempt to cool down inflation. This benefits our floating rate positions, as their coupons increase with Fed fund hikes and the respective moves in LIBOR (London Interbank Offered Rate) and SOFR (U.S. Secured Overnight Funding Rate). As the front end of the yield curve has repriced due to Fed’s communicated hawkishness, we have had great opportunities to initiate higher yielding fixed corporate paper and short-term U.S. Treasuries. We initiated positions in Lowes (LOW 4.4 2025) after selling AT&T (T 0.9 2024). In terms of Treasuries, we were able to pick up very attractive yields in the one and two year part of the curve, purchasing these bonds at below par. We continue to look for attractive opportunities in the front-end part of the yield curve and remain conservative until we get clearer economic data and Fed guidance before potentially increasing duration and/or credit risk.

In closing, we are pleased to see our balanced approach to investing provide the volatility buffer as intended. As always, we believe our allocation to dividend-paying, value-oriented equities should position the Fund nicely for long-term capital appreciation. Additionally, our defensive fixed income positioning should continue to provide current income and a volatility buffer in the near-term.

Sincerely,

George L. Smith III, CFA

Chair of the Investment Policy Committee

DAVENPORT CORE FUND

PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in

Davenport Core Fund and the S&P 500® Index

	Average Annual Total Returns
	(for periods ended September 30, 2022)

	1 Year	5 Years	10 Years
Davenport Core Fund (a)	-19.65%	6.25%	9.59%
S&P 500® Index	-15.47%	9.24%	11.70%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DAVENPORT VALUE & INCOME FUND

PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in

Davenport Value & Income Fund, the Russell 1000® Value Index

and the Lipper Equity Income Index

	Average Annual Total Returns
	(for periods ended September 30, 2022)

	1 Year	5 Years	10 Years
Davenport Value & Income Fund (a)	-12.76%	3.83%	8.18%
Russell 1000® Value Index	-11.36%	5.29%	9.17%
Lipper Equity Income Index	-8.18%	6.36%	9.10%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DAVENPORT EQUITY OPPORTUNITIES FUND

PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in

Davenport Equity Opportunities Fund and the Russell Midcap® Index

	Average Annual Total Returns
	(for periods ended September 30, 2022)

	1 Year	5 Years	10 Years
Davenport Equity Opportunities Fund (a)	-21.62%	7.88%	10.50%
Russell Midcap® Index	-19.39%	6.48%	10.30%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DAVENPORT SMALL CAP FOCUS FUND

PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in

Davenport Small Cap Focus Fund and the Russell 2000® Index

	Average Annual Total Returns
	(for periods ended September 30, 2022)

			Since
	1 Year	5 Years	Inception(b)
Davenport Small Cap Focus Fund (a)	-17.57%	8.33%	8.99%
Russell 2000® Index	-23.50%	3.55%	5.66%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2014.

DAVENPORT BALANCED INCOME FUND

PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Davenport Balanced

Income Fund, the Russell 1000® Value Index, a Blended 60% Russell 1000® Value

Index / 40% Bloomberg Intermediate Government/Credit Bond Index

and the Morningstar US OE Allocation – 50% to 70% Equity

	Average Annual Total Returns
	(for periods ended September 30, 2022)

			Since
	1 Year	5 Years	Inception(b)
Davenport Balanced Income Fund (a)	-10.34%	2.79%	4.43%
Russell 1000® Value Index	-11.36%	5.29%	7.59%
Blended 60% Russell 1000® Value Index / 40% Bloomberg Intermediate Government/Credit Bond Index	-10.60%	3.70%	5.21%
Morningstar US OE Allocation - 50% to 70% Equity	-4.10%	6.10%	7.02%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2015.

DAVENPORT CORE FUND

PORTFOLIO INFORMATION

September 30, 2022 (Unaudited)

Sector Allocation vs. the S&P 500® Index

Top Ten Equity Holdings

Security Description	% of Net Assets
Alphabet, Inc. - Classes A and C	4.5%
Pioneer Natural Resources Company	4.2%
Amazon.com, Inc.	4.1%
Danaher Corporation	4.0%
Johnson & Johnson	3.6%
Microsoft Corporation	3.5%
T-Mobile US, Inc.	3.5%
Brookfield Asset Management, Inc. - Class A	3.4%
Markel Corporation	3.4%
Apple, Inc.	3.2%

DAVENPORT VALUE & INCOME FUND

PORTFOLIO INFORMATION

September 30, 2022 (Unaudited)

Sector Allocation vs. the Russell 1000® Value Index

Top Ten Equity Holdings

Security Description	% of Net Assets
Johnson & Johnson	4.5%
Berkshire Hathaway, Inc. - Class B	3.6%
Brookfield Asset Management, Inc. - Class A	3.5%
Coterra Energy, Inc.	3.5%
Fairfax Financial Holdings Ltd.	3.4%
McDonald’s Corporation	3.1%
Watsco, Inc.	2.9%
Lamar Advertising Company - Class A	2.7%
Markel Corporation	2.6%
QUALCOMM, Inc.	2.4%

DAVENPORT EQUITY OPPORTUNITIES FUND

PORTFOLIO INFORMATION

September 30, 2022 (Unaudited)

Sector Allocation vs. the Russell Midcap® Index

Top Ten Equity Holdings

Security Description	% of Net Assets
O’Reilly Automotive, Inc.	7.6%
Fairfax Financial Holdings Ltd.	6.2%
Markel Corporation	5.9%
Brookfield Asset Management, Inc. - Class A	5.7%
Take-Two Interactive Software, Inc.	4.7%
Martin Marietta Materials, Inc.	3.9%
Alight, Inc. - Class A	3.8%
Black Knight, Inc.	3.7%
American Tower Corporation	3.7%
Cannae Holdings, Inc.	3.6%

DAVENPORT SMALL CAP FOCUS FUND

PORTFOLIO INFORMATION

September 30, 2022 (Unaudited)

Sector Allocation vs. the Russell 2000® Index

Top Ten Equity Holdings

Security Description	% of Net Assets
Monarch Casino & Resort, Inc.	6.6%
Alight, Inc. - Class A	4.8%
Cannae Holdings, Inc.	4.8%
NewMarket Corporation	4.8%
Perrigo Company plc	4.5%
Verra Mobility Corporation	4.2%
J & J Snack Foods Corporation	4.1%
Kinsale Capital Group, Inc.	3.9%
Stewart Information Services Corporation	3.6%
Janus International Group, Inc.	3.6%

DAVENPORT BALANCED INCOME FUND

PORTFOLIO INFORMATION

September 30, 2022 (Unaudited)

Asset Allocation (% of Net Assets)

Ten Largest Equity Holdings	% of Net Assets
Johnson & Johnson	2.1%
Perrigo Company plc	1.8%
Berkshire Hathaway, Inc. - Class B	1.7%
Coterra Energy, Inc.	1.6%
Brookfield Asset Management, Inc. - Class A	1.6%
Fairfax Financial Holdings Ltd.	1.6%
McDonald’s Corporation	1.4%
SL Green Realty Corporation	1.4%
Watsco, Inc.	1.4%
Lamar Advertising Company - Class A	1.3%

Equity Sector Concentration vs. the Russell 1000® Value Index (54.7% of Net Assets)

Bond Portfolio (43.2% of Net Assets)
Number of Fixed-Income Securities	37
Average Quality	A+/A
Effective Maturity	2.64	yrs.
Average Effective Duration	2.26	yrs.

% of Bond
Sector Breakdown	Portfolio
Communications	2.7%
Consumer Discretionary	7.8%
Consumer Staples	6.8%
Energy	6.6%
Financials	19.4%
Health Care	10.4%
Industrials	8.3%
Materials	4.7%
Real Estate	6.3%
Technology	4.9%
Utilities	2.7%
U.S. Treasury	19.4%
Credit Quality	Composite Quality
AAA	19.36%
AA	7.14%
A	28.29%
BBB	45.21%
Ba	0.00%

DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS
September 30, 2022 (Unaudited)
COMMON STOCKS — 96.2%	Shares	Value
Communications — 14.2%
Alphabet, Inc. - Class A (a)	165,800	$15,858,770
Alphabet, Inc. - Class C (a)	140,720	13,530,228
Booking Holdings, Inc. (a)	5,669	9,315,357
Electronic Arts, Inc.	100,594	11,639,732
Meta Platforms, Inc. - Class A (a)	75,713	10,272,740
T-Mobile US, Inc. (a)	170,429	22,866,459
Walt Disney Company (The) (a)	106,750	10,069,728
		93,553,014
Consumer Discretionary — 10.2%
Amazon.com, Inc. (a)	236,300	26,701,900
CarMax, Inc. (a)	151,983	10,033,918
Home Depot, Inc. (The)	35,678	9,844,987
TJX Companies, Inc. (The)	330,596	20,536,624
		67,117,429
Consumer Staples — 1.7%
Constellation Brands, Inc. - Class A	49,590	11,389,831

Energy — 5.4%
EOG Resources, Inc.	71,335	7,970,259
Pioneer Natural Resources Company	127,162	27,534,388
		35,504,647
Financials — 14.5%
Aon plc - Class A	49,035	13,135,006
Bank of America Corporation	289,355	8,738,521
Berkshire Hathaway, Inc. - Class B (a)	68,270	18,229,455
Brookfield Asset Management, Inc. - Class A	542,090	22,166,060
JPMorgan Chase & Company	104,842	10,955,989
Markel Corporation (a)	20,348	22,061,709
		95,286,740
Health Care — 11.5%
Abbott Laboratories	105,732	10,230,628
Danaher Corporation	101,875	26,313,294
Johnson & Johnson	145,602	23,785,543
UnitedHealth Group, Inc.	30,261	15,283,015
		75,612,480
Industrials — 4.1%
Honeywell International, Inc.	86,581	14,456,430
Union Pacific Corporation	65,908	12,840,196
		27,296,626

DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.2% (Continued)	Shares	Value
Materials — 8.1%
Air Products & Chemicals, Inc.	81,373	$18,937,938
Martin Marietta Materials, Inc.	57,973	18,672,524
Sherwin-Williams Company (The)	77,115	15,789,296
		53,399,758
Real Estate — 2.7%
American Tower Corporation	82,369	17,684,624

Technology — 23.8%
Accenture plc - Class A	65,677	16,898,692
Adobe, Inc. (a)	60,470	16,641,344
Apple, Inc.	150,747	20,833,236
Broadcom, Inc.	28,113	12,482,453
Intuit, Inc.	26,985	10,451,830
Mastercard, Inc. - Class A	62,762	17,845,747
Microsoft Corporation	99,418	23,154,452
Moody’s Corporation	37,574	9,134,615
ServiceNow, Inc. (a)	23,684	8,943,315
Sony Group Corporation - ADR	84,425	5,407,422
Visa, Inc. - Class A	81,889	14,547,581
		156,340,687

Total Common Stocks (Cost $450,156,733)		$633,185,836

MONEY MARKET FUNDS — 1.5%	Shares	Value
First American Treasury Obligations Fund - Class Z, 2.83% (b) (Cost $9,864,324)	9,864,324	$9,864,324

Total Investments at Value — 97.7% (Cost $460,021,057)		$643,050,160

Other Assets in Excess of Liabilities — 2.3%		14,846,898

Net Assets — 100.0%		$657,897,058

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2022.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2022 (Unaudited)
COMMON STOCKS — 97.3%	Shares	Value
Communications — 5.7%
Alphabet, Inc. - Class A (a)	173,065	$16,553,667
Comcast Corporation - Class A	529,553	15,531,789
Verizon Communications, Inc.	272,348	10,341,054
		42,426,510
Consumer Discretionary — 6.8%
Cannae Holdings, Inc. (a)	515,540	10,651,056
Lowe’s Companies, Inc.	93,313	17,525,115
McDonald’s Corporation	98,224	22,664,206
		50,840,377
Consumer Staples — 11.1%
Bunge Ltd.	169,735	14,015,019
Diageo plc - ADR	93,450	15,868,744
Kraft Heinz Company (The)	335,010	11,172,584
Philip Morris International, Inc.	202,763	16,831,357
Sysco Corporation	174,159	12,314,783
Walmart, Inc.	95,166	12,343,030
		82,545,517
Energy — 8.1%
Chevron Corporation	125,492	18,029,436
Coterra Energy, Inc.	990,636	25,875,412
Enbridge, Inc.	433,180	16,070,978
		59,975,826
Financials — 19.5%
Berkshire Hathaway, Inc. - Class B (a)	100,068	26,720,157
Brookfield Asset Management, Inc. - Class A	641,892	26,246,964
Capital One Financial Corporation	128,585	11,851,680
Citigroup, Inc.	211,627	8,818,497
Fairfax Financial Holdings Ltd.	54,415	24,867,655
Fidelity National Financial, Inc.	346,344	12,537,653
JPMorgan Chase & Company	138,488	14,471,996
Markel Corporation (a)	17,818	19,318,632
		144,833,234
Health Care — 11.0%
Elevance Health, Inc.	35,226	16,001,058
Johnson & Johnson	206,662	33,760,304
Medtronic plc	207,373	16,745,370
Perrigo Company plc	417,588	14,891,188
		81,397,920
Industrials — 15.9%
3M Company	113,515	12,543,408
Boeing Company (The) (a)	63,453	7,682,889
Deere & Company	38,997	13,020,708
L3Harris Technologies, Inc.	62,510	12,991,453

DAVENPORT VALUE & INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.3% (Continued)	Shares	Value
Industrials — 15.9% (Continued)
Norfolk Southern Corporation	74,214	$15,558,965
TE Connectivity Ltd.	151,609	16,731,569
United Parcel Service, Inc. - Class B	111,010	17,932,556
Watsco, Inc.	83,032	21,377,419
		117,838,967
Real Estate — 10.4%
Crown Castle, Inc.	96,335	13,925,224
Digital Realty Trust, Inc.	108,085	10,719,871
Gaming and Leisure Properties, Inc.	395,013	17,475,375
Lamar Advertising Company - Class A	244,472	20,166,495
SL Green Realty Corporation	376,157	15,106,465
		77,393,430
Technology — 4.4%
QUALCOMM, Inc.	160,725	18,158,711
Sony Group Corporation - ADR	227,700	14,584,185
		32,742,896
Utilities — 4.4%
Dominion Energy, Inc.	234,669	16,217,974
NextEra Energy, Inc.	209,541	16,430,110
		32,648,084

Total Common Stocks (Cost $662,918,378)		$722,642,761

MONEY MARKET FUNDS — 2.6%	Shares	Value
First American Treasury Obligations Fund - Class Z, 2.83% (b) (Cost $19,479,032)	19,479,032	$19,479,032

Total Investments at Value — 99.9% (Cost $682,397,410)		$742,121,793

Other Assets in Excess of Liabilities — 0.1%		516,073

Net Assets — 100.0%		$742,637,866

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2022.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2022 (Unaudited)
COMMON STOCKS — 91.2%	Shares	Value
Communications — 7.4%
DISH Network Corporation - Class A (a)	1,175,074	$16,251,273
Take-Two Interactive Software, Inc. (a)	251,483	27,411,647
		43,662,920
Consumer Discretionary — 24.0%
Builders FirstSource, Inc. (a)	298,707	17,599,817
Cannae Holdings, Inc. (a)	1,018,253	21,037,107
DraftKings Inc. - Class A (a)	1,217,979	18,440,202
Etsy, Inc. (a)	143,448	14,363,448
Live Nation Entertainment, Inc. (a)	209,941	15,963,914
O’Reilly Automotive, Inc. (a)	63,911	44,951,802
Pool Corporation	28,078	8,934,700
		141,290,990
Energy — 2.8%
Coterra Energy, Inc.	623,615	16,288,824

Financials — 21.0%
Brookfield Asset Management, Inc. - Class A	821,483	33,590,440
Fairfax Financial Holdings Ltd.	80,192	36,647,744
Fidelity National Financial, Inc.	516,896	18,711,635
Markel Corporation (a)	31,953	34,644,082
		123,593,901
Industrials — 11.8%
Enovis Corporation (a)	209,524	9,652,771
ESAB Corporation	209,524	6,989,720
Evoqua Water Technologies Corporation (a)	565,052	18,686,270
Watsco, Inc.	72,716	18,721,461
Xylem, Inc.	176,563	15,424,544
		69,474,766
Materials — 6.6%
Martin Marietta Materials, Inc.	71,088	22,896,734
Sherwin-Williams Company (The)	78,506	16,074,103
		38,970,837
Real Estate — 7.2%
American Tower Corporation	102,261	21,955,436
Lamar Advertising Company - Class A	248,061	20,462,552
		42,417,988

DAVENPORT EQUITY OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 91.2% (Continued)	Shares	Value
Technology — 10.4%
Alight, Inc. - Class A (a)	3,087,455	$22,631,045
Autodesk, Inc. (a)	88,206	16,476,881
Black Knight, Inc. (a)	340,534	22,042,766
		61,150,692

Total Common Stocks (Cost $507,803,876)		$536,850,918

MONEY MARKET FUNDS — 8.9%	Shares	Value
First American Treasury Obligations Fund - Class Z, 2.83% (b) (Cost $52,187,075)	52,187,075	$52,187,075

Total Investments at Value — 100.1% (Cost $559,990,951)		$589,037,993

Liabilities in Excess of Other Assets — (0.1%)		(572,018)

Net Assets — 100.0%		$588,465,975

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2022.

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND
SCHEDULE OF INVESTMENTS
September 30, 2022 (Unaudited)
COMMON STOCKS — 92.9%	Shares	Value
Communications — 5.9%
Liberty Latin America Ltd. - Class C (a)	2,563,882	$15,767,874
Shenandoah Telecommunications Company	796,446	13,555,511
		29,323,385
Consumer Discretionary — 16.7%
Cannae Holdings, Inc. (a)	1,143,964	23,634,296
DraftKings Inc. - Class A (a)	1,100,000	16,654,000
Monarch Casino & Resort, Inc. (a)	585,425	32,865,760
OneSpaWorld Holdings Ltd. (a)	1,168,343	9,814,081
		82,968,137
Consumer Staples — 6.7%
J & J Snack Foods Corporation	155,940	20,189,552
Seaboard Corporation	3,818	12,991,356
		33,180,908
Energy — 5.0%
Archaea Energy, Inc. - Class A (a)	623,447	11,228,281
Peyto Exploration & Development Corporation	1,716,300	13,696,074
		24,924,355
Financials — 16.5%
BRP Group, Inc. - Class A (a)	502,964	13,253,101
Diamond Hill Investment Group, Inc.	94,329	15,564,285
Kinsale Capital Group, Inc.	76,440	19,524,305
Live Oak Bancshares, Inc.	213,431	6,530,989
Stewart Information Services Corporation	410,722	17,923,908
TowneBank	342,158	9,180,099
		81,976,687
Health Care — 4.5%
Perrigo Company plc	623,756	22,243,139

Industrials — 9.8%
Chart Industries, Inc. (a)	95,576	17,619,435
Enovis Corporation (a)	249,158	11,478,709
ESAB Corporation	159,158	5,309,511
Evoqua Water Technologies Corporation (a)	434,783	14,378,274
		48,785,929
Materials — 4.8%
NewMarket Corporation	78,445	23,598,609

Real Estate — 11.5%
FRP Holdings, Inc. (a)	121,491	6,604,251
Janus International Group, Inc. (a)	1,986,787	17,722,140
Lamar Advertising Company - Class A	181,499	14,971,852

DAVENPORT SMALL CAP FOCUS FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.9% (Continued)	Shares	Value
Real Estate — 11.5% (Continued)
Radius Global Infrastructure, Inc. - Class A (a)	320,136	$3,015,681
SL Green Realty Corporation	359,225	14,426,476
		56,740,400
Technology — 11.5%
Alight, Inc. - Class A (a)	3,261,285	23,905,219
Avid Technology, Inc. (a)	515,394	11,988,064
Verra Mobility Corporation (a)	1,357,496	20,864,714
		56,757,997

Total Common Stocks (Cost $513,077,870)		$460,499,546

MONEY MARKET FUNDS — 7.1%	Shares	Value
First American Treasury Obligations Fund - Class Z, 2.83% (b) (Cost $34,899,579)	34,899,579	$34,899,579

Total Investments at Value — 100.0% (Cost $547,977,449)		$495,399,125

Other Assets in Excess of Liabilities — 0.0% (c)		185,677

Net Assets — 100.0%		$495,584,802

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2022.

(c)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2022 (Unaudited)
COMMON STOCKS — 54.7%	Shares	Value
Communications — 3.1%
Alphabet, Inc. - Class A (a)	23,040	$2,203,776
AT&T, Inc.	50,749	778,489
Comcast Corporation - Class A	69,945	2,051,487
Verizon Communications, Inc.	36,308	1,378,615
		6,412,367
Consumer Discretionary — 3.7%
Cannae Holdings, Inc. (a)	117,411	2,425,711
Lowe’s Companies, Inc.	12,587	2,363,965
McDonald’s Corporation	12,996	2,998,697
		7,788,373
Consumer Staples — 5.8%
Bunge Ltd.	23,009	1,899,853
Diageo plc - ADR	12,545	2,130,266
Ingredion, Inc.	13,155	1,059,241
Kraft Heinz Company (The)	45,515	1,517,925
Philip Morris International, Inc.	27,471	2,280,368
Sysco Corporation	23,135	1,635,876
Walmart, Inc.	12,557	1,628,643
		12,152,172
Energy — 4.8%
Chevron Corporation	16,932	2,432,620
Coterra Energy, Inc.	132,019	3,448,336
Enbridge, Inc.	57,275	2,124,903
Enterprise Products Partners, L.P.	87,000	2,068,860
		10,074,719
Financials — 11.2%
Berkshire Hathaway, Inc. - Class B (a)	13,379	3,572,461
Brookfield Asset Management, Inc. - Class A	84,137	3,440,362
Capital One Financial Corporation	16,976	1,564,678
Citigroup, Inc.	27,793	1,158,134
Diamond Hill Investment Group, Inc.	11,715	1,932,975
Fairfax Financial Holdings Ltd.	7,238	3,307,766
Fidelity National Financial, Inc.	46,907	1,698,033
JPMorgan Chase & Company	18,345	1,917,052
Markel Corporation (a)	2,366	2,565,265
Stewart Information Services Corporation	50,417	2,200,198
		23,356,924
Health Care — 6.0%
Elevance Health, Inc.	4,673	2,122,664
Johnson & Johnson	27,374	4,471,817
Medtronic plc	27,671	2,234,433
Perrigo Company plc	103,191	3,679,791
		12,508,705

DAVENPORT BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 54.7% (Continued)	Shares	Value
Industrials — 7.4%
3M Company	15,092	$1,667,666
Boeing Company (The) (a)	8,332	1,008,838
Deere & Company	5,099	1,702,505
L3Harris Technologies, Inc.	8,270	1,718,754
Norfolk Southern Corporation	9,678	2,028,993
TE Connectivity Ltd.	19,630	2,166,367
United Parcel Service, Inc. - Class B	14,971	2,418,415
Watsco, Inc.	11,245	2,895,138
		15,606,676
Materials — 0.9%
NewMarket Corporation	6,465	1,944,866

Real Estate — 5.4%
Crown Castle, Inc.	12,840	1,856,022
Digital Realty Trust, Inc.	13,709	1,359,659
Gaming and Leisure Properties, Inc.	53,117	2,349,896
Lamar Advertising Company - Class A	32,689	2,696,515
SL Green Realty Corporation	74,437	2,989,390
		11,251,482
Technology — 2.1%
QUALCOMM, Inc.	21,446	2,422,969
Sony Group Corporation - ADR	30,174	1,932,645
		4,355,614
Utilities — 4.3%
Brookfield Infrastructure Partners, L.P.	61,867	2,221,025
Brookfield Renewable Partners, L.P.	76,999	2,410,069
Dominion Energy, Inc.	30,720	2,123,059
NextEra Energy, Inc.	28,278	2,217,278
		8,971,431

Total Common Stocks (Cost $109,264,583)		$114,423,329

DAVENPORT BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
FIXED RATE CORPORATE BONDS — 30.2%	Par Value	Value
Communications — 1.2%
Walt Disney Company (The), 3.35%, due 03/24/2025	$2,505,000	$2,417,219

Consumer Discretionary — 2.8%
Amazon.com, Inc., 1.00%, due 05/12/2026	3,250,000	2,856,044
General Motors Financial Company, Inc, 1.50%, due 06/10/2026	3,425,000	2,908,915
		5,764,959
Consumer Staples — 2.9%
Lowe’s Companies, Inc., 4.40%, due 09/08/2025	1,525,000	1,503,157
Walgreens Boots Alliance, Inc., 3.80%, due 11/18/2024	2,245,000	2,195,794
Walmart, Inc., 1.05%, due 09/17/2026	2,835,000	2,474,699
		6,173,650
Energy — 2.9%
Boardwalk Pipelines, L.P., 4.45%, due 07/15/2027	2,200,000	2,042,408
Halliburton Company, 3.80%, due 11/15/2025	937,000	902,566
MPLX, L.P., 4.13%, due 03/01/2027	3,250,000	3,032,598
		5,977,572
Financials — 5.3%
American Express Company, 3.38%, due 05/03/2024	2,995,000	2,921,055
BlackRock, Inc., 3.50%, due 03/18/2024	1,150,000	1,133,716
Brookfield Finance, Inc., 4.00%, due 04/01/2024	2,000,000	1,969,806
Capital One Financial Corporation, 2.60%, due 05/11/2023	2,990,000	2,955,323
Citigroup, Inc., 3.30%, due 04/27/2025	2,250,000	2,142,699
		11,122,599
Health Care — 4.5%
Amgen, Inc., 2.20%, due 02/21/2027	2,400,000	2,131,954
CVS Health Corporation, 3.00%, due 08/15/2026	2,600,000	2,399,770
McKesson Corporation, 1.30%, due 08/15/2026	2,490,000	2,151,068
Stryker Corporation, 1.15%, due 06/15/2025	2,990,000	2,697,587
		9,380,379
Industrials — 2.7%
Canadian Pacific Railway Ltd., 1.35%, due 12/02/2024	3,490,000	3,228,296
John Deere Capital Corporation, 2.60%, due 03/07/2024	2,400,000	2,332,883
		5,561,179
Materials — 2.0%
DowDuPont, Inc., 4.21%, due 11/15/2023	2,000,000	1,987,846
Sherwin-Williams Company (The), 3.45%, due 06/01/2027	2,400,000	2,204,231
		4,192,077
Real Estate — 2.7%
American Tower Corporation, 1.45%, due 09/15/2026	2,990,000	2,544,649
Public Storage, 1.50%, due 11/09/2026	3,490,000	3,089,099
		5,633,748

DAVENPORT BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
FIXED RATE CORPORATE BONDS — 30.2% (Continued)	Par Value	Value
Technology — 2.1%
Fiserv, Inc., 3.20%, due 07/01/2026	$2,325,000	$2,139,617
PayPal Holdings, Inc., 2.40%, due 10/01/2024	2,400,000	2,291,414
		4,431,031
Utilities — 1.1%
Dominion Energy, Inc., 1.45%, due 04/15/2026	2,740,000	2,406,694

Total Fixed Rate Corporate Bonds (Cost $68,939,137)		$63,061,107

VARIABLE RATE CORPORATE BONDS (b) — 4.6%	Par Value	Value
Consumer Discretionary — 0.6%
Starbucks Corporation, 1.767%, (SOFR + 42), due 02/14/2024	$1,295,000	$1,287,268

Financials — 3.1%
Charles Schwab Corporation (The), 2.429%, (SOFR + 50), due 03/18/2024	3,450,000	3,433,649
Morgan Stanley, 2.119%, (SOFR + 116.5), due 04/17/2025	2,995,000	2,987,512
		6,421,161
Industrials — 0.9%
John Deere Capital Corporation, 2.220%, (SOFR + 56), due 03/07/2025	1,990,000	1,974,219

Total Variable Rate Corporate Bonds (Cost $9,740,339)		$9,682,648

U.S. TREASURY OBLIGATIONS — 8.4%	Par Value	Value
U.S. Treasury Bills — 2.8% (c)
3.259%, due 08/10/2023	$3,990,000	$3,864,532
3.893%, due 09/07/2023	2,000,000	1,927,906
		5,792,438
U.S. Treasury Notes — 5.6%
3.282%, due 01/31/2024 (b)	990,000	989,925
1.500%, due 02/29/2024	1,995,000	1,918,863
0.250%, due 06/15/2024	4,500,000	4,203,809
2.750%, due 06/30/2025	4,810,000	4,624,552
		11,737,149

Total U.S. Treasury Obligations (Cost $18,073,104)		$17,529,587

DAVENPORT BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 2.0%	Shares	Value
First American Treasury Obligations Fund - Class Z, 2.83% (d) (Cost $4,146,709)	4,146,709	$4,146,709

Total Investments at Value — 99.9% (Cost $210,163,872)		$208,843,380

Other Assets in Excess of Liabilities — 0.1%		280,672

Net Assets — 100.0%		$209,124,052

ADR - American Depositary Receipt.

SOFR - Secured Overnight Financing Rate.

(a)	Non-income producing security.

(b)	Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of September 30, 2022. The reference rate and spread (in basis points) are indicated parenthetically.

(c)	The rate shown is the annualized yield at the time of purchase.

(d)	The rate shown is the 7-day effective yield as of September 30, 2022.

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2022 (Unaudited)
		Davenport	Davenport
	Davenport	Value &	Equity
	Core	Income	Opportunities
	Fund	Fund	Fund
ASSETS
Investments in securities:
At cost	$460,021,057	$682,397,410	$559,990,951
At value (Note 2)	$643,050,160	$742,121,793	$589,037,993
Cash	10,694,119	—	—
Receivable for capital shares sold	107,270	347,224	73,410
Receivable for investment securities sold	4,723,961	—	—
Dividends receivable	301,769	864,391	108,021
Other assets	23,361	25,095	23,390
TOTAL ASSETS	658,900,640	743,358,503	589,242,814

LIABILITIES
Payable for capital shares redeemed	493,874	149,854	321,235
Accrued investment advisory fees (Note 4)	441,782	495,647	389,142
Payable to administrator (Note 4)	57,210	62,750	55,140
Other accrued expenses and liabilities	10,716	12,386	11,322
TOTAL LIABILITIES	1,003,582	720,637	776,839

NET ASSETS	$657,897,058	$742,637,866	$588,465,975

Net assets consist of:
Paid-in capital	$492,348,112	$674,874,687	$561,328,866
Accumulated earnings	165,548,946	67,763,179	27,137,109
Net assets	$657,897,058	$742,637,866	$588,465,975

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	27,078,042	47,214,061	33,472,200

Net asset value, offering price and redemption price per share (Note 2)	$24.30	$15.73	$17.58

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2022 (Unaudited)
	Davenport	Davenport
	Small Cap	Balanced
	Focus	Income
	Fund	Fund
ASSETS
Investments in securities:
At cost	$547,977,449	$210,163,872
At value (Note 2)	$495,399,125	$208,843,380
Receivable for capital shares sold	332,863	14,035
Dividends and interest receivable	592,297	656,999
Other assets	20,837	18,482
TOTAL ASSETS	496,345,122	209,532,896

LIABILITIES
Payable for capital shares redeemed	378,297	245,010
Accrued investment advisory fees (Note 4)	323,570	135,461
Payable to administrator (Note 4)	47,600	21,510
Other accrued expenses	10,853	6,863
TOTAL LIABILITIES	760,320	408,844

NET ASSETS	$495,584,802	$209,124,052

Net assets consist of:
Paid-in capital	$543,241,082	$209,286,335
Accumulated deficit	(47,656,280)	(162,283)
Net assets	$495,584,802	$209,124,052

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	35,821,572	18,318,978

Net asset value, offering price and redemption price per share (Note 2)	$13.83	$11.42

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended September 30, 2022 (Unaudited)
		Davenport	Davenport
	Davenport	Value &	Equity
	Core	Income	Opportunities
	Fund	Fund	Fund
INVESTMENT INCOME
Dividends	$5,766,758	$11,403,771	$3,186,115
Foreign withholding taxes on dividends	(31,116)	(103,015)	(34,502)
TOTAL INVESTMENT INCOME	5,735,642	11,300,756	3,151,613

EXPENSES
Investment advisory fees (Note 4)	2,844,454	3,187,940	2,471,250
Administration fees (Note 4)	342,660	374,775	327,596
Custodian and bank service fees	20,709	23,127	18,107
Registration and filing fees	18,244	19,011	19,568
Postage and supplies	14,408	15,827	15,987
Compliance service fees (Note 4)	15,277	16,870	13,526
Trustees’ fees and expenses (Note 4)	9,233	9,233	9,233
Audit and tax services fees	7,750	7,750	7,750
Legal fees	7,131	7,131	7,131
Insurance expense	6,727	7,461	6,009
Shareholder reporting expenses	3,993	4,275	4,192
Other expenses	4,678	5,073	4,726
TOTAL EXPENSES	3,295,264	3,678,473	2,905,075

NET INVESTMENT INCOME	2,440,378	7,622,283	246,538

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	(17,620,430)	7,087,025	(1,598,490)
Foreign currency transactions	—	290	—
Net change in unrealized appreciation (depreciation) on investments	(160,279,239)	(194,957,851)	(146,320,625)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCIES	(177,899,669)	(187,870,536)	(147,919,115)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(175,459,291)	$(180,248,253)	$(147,672,577)

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
STATEMENTS OF OPERATIONS (Continued)
For the Six Months Ended September 30, 2022 (Unaudited)
	Davenport	Davenport
	Small Cap	Balanced
	Focus	Income
	Fund	Fund
INVESTMENT INCOME
Dividends	$3,005,263	$1,945,830
Foreign withholding taxes on dividends	(21,568)	(18,524)
Interest	—	902,389
TOTAL INVESTMENT INCOME	2,983,695	2,829,695

EXPENSES
Investment advisory fees (Note 4)	2,023,245	847,754
Administration fees (Note 4)	280,318	127,137
Registration and filing fees	20,186	15,475
Custodian and bank service fees	15,752	7,009
Postage and supplies	13,691	5,313
Trustees’ fees and expenses (Note 4)	9,233	9,233
Compliance service fees (Note 4)	11,440	5,948
Audit and tax services fees	7,750	8,500
Legal fees	7,131	7,131
Insurance expense	4,771	2,279
Shareholder reporting expenses	3,551	2,831
Other expenses	4,764	7,312
TOTAL EXPENSES	2,401,832	1,045,922

NET INVESTMENT INCOME	581,863	1,783,773

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains from:
Investments	7,197,621	501,212
Foreign currency transactions	—	40
Net change in unrealized appreciation (depreciation) on investments	(110,943,454)	(34,801,430)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FOREIGN CURRENCIES	(103,745,833)	(34,300,178)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(103,163,970)	$(32,516,405)

See accompanying notes to financial statements.

DAVENPORT CORE FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Six Months
	Ended	Year
	September 30,	Ended
	2022	March 31,
	(Unaudited)	2022
FROM OPERATIONS
Net investment income	$2,440,378	$333,130
Net realized gains (losses) from investment transactions	(17,620,430)	67,370,002
Net change in unrealized appreciation (depreciation) on investments	(160,279,239)	14,484,307
Net increase (decrease) in net assets from operations	(175,459,291)	82,187,439

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(30,939,330)	(68,467,730)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	18,924,671	67,141,323
Net asset value of shares issued in reinvestment of distributions to shareholders	29,308,660	64,819,874
Payments for shares redeemed	(29,587,455)	(56,080,855)
Net increase in net assets from capital share transactions	18,645,876	75,880,342

TOTAL INCREASE (DECREASE) IN NET ASSETS	(187,752,745)	89,600,051

NET ASSETS
Beginning of period	845,649,803	756,049,752
End of period	$657,897,058	$845,649,803

CAPITAL SHARE ACTIVITY
Shares sold	668,639	2,023,456
Shares reinvested	1,116,288	2,003,986
Shares redeemed	(1,061,373)	(1,693,215)
Net increase in shares outstanding	723,554	2,334,227
Shares outstanding at beginning of period	26,354,488	24,020,261
Shares outstanding at end of period	27,078,042	26,354,488

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Six Months
	Ended	Year
	September 30,	Ended
	2022	March 31,
	(Unaudited)	2022
FROM OPERATIONS
Net investment income	$7,622,283	$12,685,480
Net realized gains (losses) from:
Investments	7,087,025	38,935,093
Foreign currency transactions	290	(4,099)
Net change in unrealized appreciation (depreciation) on investments	(194,957,851)	61,409,599
Net increase (decrease) in net assets from operations	(180,248,253)	113,026,073

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(29,717,400)	(38,881,727)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	33,858,850	77,470,391
Net asset value of shares issued in reinvestment of distributions to shareholders	27,598,434	35,920,894
Payments for shares redeemed	(28,909,144)	(57,132,094)
Net increase in net assets from capital share transactions	32,548,140	56,259,191

TOTAL INCREASE (DECREASE) IN NET ASSETS	(177,417,513)	130,403,537

NET ASSETS
Beginning of period	920,055,379	789,651,842
End of period	$742,637,866	$920,055,379

CAPITAL SHARE ACTIVITY
Shares sold	1,853,629	3,906,031
Shares reinvested	1,592,495	1,826,825
Shares redeemed	(1,579,241)	(2,881,938)
Net increase in shares outstanding	1,866,883	2,850,918
Shares outstanding at beginning of period	45,347,178	42,496,260
Shares outstanding at end of period	47,214,061	45,347,178

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Six Months
	Ended	Year
	September 30,	Ended
	2022	March 31,
	(Unaudited)	2022
FROM OPERATIONS
Net investment income (loss)	$246,538	$(1,468,762)
Net realized gains (losses) from investment transactions	(1,598,490)	91,925,124
Net change in unrealized appreciation (depreciation) on investments	(146,320,625)	(46,165,311)
Net increase (decrease) in net assets from operations	(147,672,577)	44,291,051

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(41,101,956)	(77,485,662)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	22,823,093	84,066,849
Net asset value of shares issued in reinvestment of distributions to shareholders	39,407,996	74,107,221
Payments for shares redeemed	(26,486,331)	(42,597,952)
Net increase in net assets from capital share transactions	35,744,758	115,576,118

TOTAL INCREASE (DECREASE) IN NET ASSETS	(153,029,775)	82,381,507

NET ASSETS
Beginning of period	741,495,750	659,114,243
End of period	$588,465,975	$741,495,750

CAPITAL SHARE ACTIVITY
Shares sold	1,128,055	3,324,671
Shares reinvested	2,168,849	3,003,498
Shares redeemed	(1,324,361)	(1,685,585)
Net increase in shares outstanding	1,972,543	4,642,584
Shares outstanding at beginning of period	31,499,657	26,857,073
Shares outstanding at end of period	33,472,200	31,499,657

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Six Months
	Ended	Year
	September 30,	Ended
	2022	March 31,
	(Unaudited)	2022
FROM OPERATIONS
Net investment income	$581,863	$2,702,467
Net realized gains from investment transactions	7,197,621	75,763,509
Net change in unrealized appreciation (depreciation) on investments	(110,943,454)	(43,480,747)
Net increase (decrease) in net assets from operations	(103,163,970)	34,985,229

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(31,371,059)	(78,479,634)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	49,070,182	120,005,269
Net asset value of shares issued in reinvestment of distributions to shareholders	29,999,054	75,165,724
Payments for shares redeemed	(36,516,979)	(55,364,634)
Net increase in net assets from capital share transactions	42,552,257	139,806,359

TOTAL INCREASE (DECREASE) IN NET ASSETS	(91,982,772)	96,311,954

NET ASSETS
Beginning of period	587,567,574	491,255,620
End of period	$495,584,802	$587,567,574

CAPITAL SHARE ACTIVITY
Shares sold	3,154,708	6,432,111
Shares reinvested	2,073,189	4,063,842
Shares redeemed	(2,318,681)	(2,943,908)
Net increase in shares outstanding	2,909,216	7,552,045
Shares outstanding at beginning of period	32,912,356	25,360,311
Shares outstanding at end of period	35,821,572	32,912,356

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Six Months
	Ended	Year
	September 30,	Ended
	2022	March 31,
	(Unaudited)	2022
FROM OPERATIONS
Net investment income	$1,783,773	$3,087,974
Net realized gains (losses) from:
Investments	501,212	7,678,961
Foreign currency transactions	40	(566)
Net change in unrealized appreciation (depreciation) on investments	(34,801,430)	4,308,416
Net increase (decrease) in net assets from operations	(32,516,405)	15,074,785

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(6,614,755)	(3,301,414)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	14,915,497	46,064,469
Net asset value of shares issued in reinvestment of distributions to shareholders	6,214,616	3,043,589
Payments for shares redeemed	(9,133,685)	(17,808,632)
Net increase in net assets from capital share transactions	11,996,428	31,299,426

TOTAL INCREASE (DECREASE) IN NET ASSETS	(27,134,732)	43,072,797

NET ASSETS
Beginning of period	236,258,784	193,185,987
End of period	$209,124,052	$236,258,784

CAPITAL SHARE ACTIVITY
Shares sold	1,183,430	3,411,188
Shares reinvested	512,812	224,285
Shares redeemed	(730,522)	(1,320,477)
Net increase in shares outstanding	965,720	2,314,996
Shares outstanding at beginning of period	17,353,258	15,038,262
Shares outstanding at end of period	18,318,978	17,353,258

See accompanying notes to financial statements.

DAVENPORT CORE FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period:

	Six Months
	Ended
	Sept. 30,
	2022		Years Ended March 31,
	(Unaudited)		2022		2021	2020	2019	2018
Net asset value at beginning of period	$32.09		$31.48		$21.48	$23.75	$22.96	$21.15

Income (loss) from investment operations:
Net investment income	0.09		0.01		0.05	0.14	0.11	0.09
Net realized and unrealized gains (losses) on investments	(6.70)		3.38		10.27	(1.80)	1.74	2.29
Total from investment operations	(6.61)		3.39		10.32	(1.66)	1.85	2.38

Less distributions from:
Net investment income	(0.09)		(0.00	) (a)	(0.07)	(0.14)	(0.11)	(0.11)
Net realized gains	(1.09)		(2.78)		(0.25)	(0.47)	(0.95)	(0.46)
Total distributions	(1.18)		(2.78)		(0.32)	(0.61)	(1.06)	(0.57)

Net asset value at end of period	$24.30		$32.09		$31.48	$21.48	$23.75	$22.96

Total return (b)	(20.87	%)(c)	10.89%		48.20%	(7.36%)	8.21%	11.38%

Net assets at end of period (000’s)	$657,897		$845,650		$756,050	$486,569	$516,228	$464,919

Ratio of total expenses to average net assets	0.87	%(d)	0.86%		0.87%	0.89%	0.89%	0.90%

Ratio of net investment income to average net assets	0.64	%(d)	0.04%		0.17%	0.55%	0.48%	0.41%

Portfolio turnover rate	5	%(c)	20%		30%	12%	21%	22%

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period:

	Six Months
	Ended
	Sept. 30,
	2022		Years Ended March 31,
	(Unaudited)		2022	2021	2020	2019	2018
Net asset value at beginning of period	$20.29		$18.58	$13.04	$16.38	$16.85	$15.97

Income (loss) from investment operations:
Net investment income	0.16		0.29	0.28	0.35	0.36	0.30
Net realized and unrealized gains (losses) on investments and foreign currencies	(4.07)		2.32	5.98	(3.00)	0.12	1.39
Total from investment operations	(3.91)		2.61	6.26	(2.65)	0.48	1.69

Less distributions from:
Net investment income	(0.14)		(0.30)	(0.27)	(0.36)	(0.36)	(0.30)
Net realized gains	(0.51)		(0.60)	(0.45)	(0.33)	(0.59)	(0.51)
Total distributions	(0.65)		(0.90)	(0.72)	(0.69)	(0.95)	(0.81)

Net asset value at end of period	$15.73		$20.29	$18.58	$13.04	$16.38	$16.85

Total return (a)	(19.55	%)(b)	14.24%	49.55%	(16.97%)	2.96%	10.67%

Net assets at end of period (000’s)	$742,638		$920,055	$789,652	$549,112	$672,954	$648,456

Ratio of total expenses to average net assets	0.87	%(c)	0.86%	0.87%	0.88%	0.88%	0.88%

Ratio of net investment income to average net assets	1.80	%(c)	1.46%	1.78%	2.07%	2.21%	1.79%

Portfolio turnover rate	5	%(b)	20%	34%	28%	18%	22%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period:

	Six Months
	Ended
	Sept. 30,
	2022		Years Ended March 31,
	(Unaudited)		2022	2021	2020		2019	2018
Net asset value at beginning of period	$23.54		$24.54	$16.56	$18.98		$17.75	$15.64

Income (loss) from investment operations:
Net investment income (loss)	0.01		(0.05)	(0.03)	(0.00	)(a)	(0.02)	(0.04)
Net realized and unrealized gains (losses) on investments	(4.66)		1.80	10.42	(1.59)		1.91	2.15
Total from investment operations	(4.65)		1.75	10.39	(1.59)		1.89	2.11

Less distributions from:
Net realized gains	(1.31)		(2.75)	(2.41)	(0.83)		(0.66)	—

Net asset value at end of period	$17.58		$23.54	$24.54	$16.56		$18.98	$17.75

Total return (b)	(19.95	%)(c)	6.89%	66.20%	(9.13%)		11.02%	13.49%

Net assets at end of period (000’s)	$588,466		$741,496	$659,114	$385,163		$409,002	$399,460

Ratio of total expenses to average net assets	0.88	%(d)	0.87%	0.88%	0.90%		0.91%	0.91%

Ratio of net investment income (loss) to average net assets	0.07	%(d)	(0.20%)	(0.13%)	(0.02%)		(0.13%)	(0.23%)

Portfolio turnover rate	10	%(c)	22%	31%	21%		19%	21%

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period:

	Six Months
	Ended
	Sept. 30,
	2022		Years Ended March 31,
	(Unaudited)		2022	2021	2020	2019	2018
Net asset value at beginning of period	$17.85		$19.37	$11.14	$13.25	$13.01	$12.13

Income (loss) from investment operations:
Net investment income	0.02		0.11	0.04	0.05	0.06	0.02
Net realized and unrealized gains (losses) on investments	(3.10)		1.20	9.28	(1.84)	0.44	1.22
Total from investment operations	(3.08)		1.31	9.32	(1.79)	0.50	1.24

Less distributions from:
Net investment income	—		(0.13)	(0.20)	(0.10)	—	—
Net realized gains	(0.94)		(2.70)	(0.89)	(0.22)	(0.26)	(0.36)
Total distributions	(0.94)		(2.83)	(1.09)	(0.32)	(0.26)	(0.36)

Net asset value at end of period	$13.83		$17.85	$19.37	$11.14	$13.25	$13.01

Total return (a)	(17.49	%)(b)	6.85%	84.84%	(14.08%)	3.90%	10.28%

Net assets at end of period (000’s)	$495,585		$587,568	$491,256	$180,077	$152,063	$116,239

Ratio of total expenses to average net assets	0.89	%(c)	0.88%	0.91%	0.95%	0.97%	1.00%

Ratio of net investment income to average net assets	0.22	%(c)	0.49%	0.12%	0.40%	0.51%	0.26%

Portfolio turnover rate	15	%(b)	44%	54%	66%	60%	48%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period:

	Six Months
	Ended
	Sept. 30,
	2022		Years Ended March 31,
	(Unaudited)		2022	2021	2020	2019	2018
Net asset value at beginning of period	$13.61		$12.85	$9.84	$11.34	$11.28	$11.02

Income (loss) from investment operations:
Net investment income (a)	0.10		0.19	0.20	0.25	0.25	0.20
Net realized and unrealized gains (losses) on investments and foreign currencies	(1.92)		0.77	3.04	(1.41)	0.12	0.33
Total from investment operations	(1.82)		0.96	3.24	(1.16)	0.37	0.53

Less distributions from:
Net investment income	(0.08)		(0.18)	(0.23)	(0.23)	(0.24)	(0.17)
Net realized gains	(0.29)		(0.02)	—	(0.08)	(0.07)	(0.10)
Return of capital	—		—	—	(0.03)	—	—
Total distributions	(0.37)		(0.20)	(0.23)	(0.34)	(0.31)	(0.27)

Net asset value at end of period	$11.42		$13.61	$12.85	$9.84	$11.34	$11.28

Total return (b)	(13.49	%)(c)	7.50%	33.14%	(10.59%)	3.35%	4.81%

Net assets at end of period (000’s)	$209,124		$236,259	$193,186	$143,897	$142,199	$129,268

Ratio of total expenses to average net assets (e)	0.93	%(d)	0.92%	0.93%	0.95%	0.96%	0.97%

Ratio of net investment income to average net assets (a)(e)	1.58	%(d)	1.42%	1.73%	2.18%	2.28%	1.85%

Portfolio turnover rate	6	%(c)	23%	29%	29%	30%	23%

(a)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies, if any, in which the Fund invests.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies, if any, in which the Fund invests.

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2022 (Unaudited)

1. Organization

Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not incorporated in this report.

Davenport Core Fund’s investment objective is long-term growth of capital.

Davenport Value & Income Fund’s investment objective is to achieve long-term growth while generating current income through dividend payments on portfolio securities.

Davenport Equity Opportunities Fund’s investment objective is long-term capital appreciation.

Davenport Small Cap Focus Fund’s investment objective is long-term capital appreciation.

Davenport Balanced Income Fund’s investment objective is current income and an opportunity for long-term growth.

Davenport Core Fund, Davenport Value & Income Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund are each classified as a diversified fund. Davenport Equity Opportunities Fund is classified as a non-diversified fund.

2. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

New Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 840): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides entities with guidance to ease the potential accounting burden associated with transitioning away from reference rates (e.g., LIBOR) that are expected to be discontinued. ASU 2020-04 allows, among other things, certain contract modifications to be accounted as a continuation of the existing contract. This ASU was effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently assessing the impact of the ASU on the Funds.

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds (“ETFs”), if any, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of money market funds and other open-end investment companies, other than ETFs, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

Fixed income securities, including corporate bonds and U.S. Treasury obligations, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Given the inputs used by the pricing service, these securities are classified as Level 2 within the fair value hierarchy.

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the Funds’ investments based on the inputs used to value the investments as of September 30, 2022, by security type:

Davenport Core Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$633,185,836	$—	$—	$633,185,836
Money Market Funds	9,864,324	—	—	9,864,324
Total	$643,050,160	$—	$—	$643,050,160

Davenport Value & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$722,642,761	$—	$—	$722,642,761
Money Market Funds	19,479,032	—	—	19,479,032
Total	$742,121,793	$—	$—	$742,121,793

Davenport Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$536,850,918	$—	$—	$536,850,918
Money Market Funds	52,187,075	—	—	52,187,075
Total	$589,037,993	$—	$—	$589,037,993

Davenport Small Cap Focus Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$460,499,546	$—	$—	$543,251,068
Money Market Funds	34,899,579	—	—	34,899,579
Total	$495,399,125	$—	$—	$495,399,125

Davenport Balanced Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$114,423,329	$—	$—	$114,423,329
Fixed Rate Corporate Bonds	—	63,061,107	—	63,061,107
Variable Rate Corporate Bonds	—	9,682,648	—	9,682,648
U.S. Treasury Obligations	—	17,529,587	—	17,529,587
Money Market Funds	4,146,709	—	—	4,146,709
Total	$118,570,038	$90,273,342	$—	208,843,380

Refer to each Fund’s Schedule of Investments for a listing of the securities by sector type. There were no Level 3 securities or derivative instruments held by the Funds as of or during the six months ended September 30, 2022.

Foreign currency translation — Investment securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern time on the respective date of such transactions.

C.	The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies and 2) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Cash — Each Fund’s cash position, if any, is held in a bank account with balances which, at times, may exceed United States federally insured limits set by the amount covered by federal deposit insurance. The Funds maintain these balances with a high quality financial institution and may incur charges on cash overdrafts.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income — Interest income is accrued as earned. Discounts and premiums on fixed-income securities are amortized using the interest method. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. The Funds record distributions received from investments in real estate investment trusts (also known as “REITs”) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. These amounts are recorded once the issuers provide information about the actual composition of the distributions. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investment securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of Davenport Core Fund, Davenport Value & Income Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund; and declared and paid semi-annually to shareholders of Davenport Equity Opportunities Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the periods ended September 30, 2022 and March 31, 2022 was as follows:

	Periods	Ordinary	Long-Term	Total
	Ended	Income	Capital Gains	Distributions
Davenport Core Fund	09/30/22	$6,134,576	$24,804,754	$30,939,330
	03/31/22	$947,615	$67,520,115	$68,467,730
Davenport Value & Income Fund	09/30/22	$6,638,441	$23,078,959	$29,717,400
	03/31/22	$18,460,705	$20,421,022	$38,881,727
Davenport Equity Opportunities Fund	09/30/22	$4,943,696	$36,158,260	$41,101,956
	03/31/22	$4,545,459	$72,940,203	$77,485,662
Davenport Small Cap Focus Fund	09/30/22	$—	$31,371,059	$31,371,059
	03/31/22	$36,919,188	$41,560,446	$78,479,634
Davenport Balanced Income Fund	09/30/22	$2,529,841	$4,084,914	$6,614,755
	03/31/22	$2,938,628	$362,786	$3,301,414

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, each as of the date of the financial statements, and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of September 30, 2022:

			Davenport
		Davenport	Equity
	Davenport	Value &	Opportunities
	Core Fund	Income Fund	Fund
Cost of investments	$460,021,057	$682,467,183	$559,990,951
Gross unrealized appreciation	$223,797,767	$129,673,933	$109,147,495
Gross unrealized depreciation	(40,768,664)	(70,019,323)	(80,100,453)
Net unrealized appreciation	183,029,103	59,654,610	29,047,042
Accumulated ordinary income	142,185	1,024,530	246,538
Other gains (losses)	(17,622,342)	7,084,039	(2,156,471)
Accumulated earnings	$165,548,946	$67,763,179	$27,137,109

		Davenport	Davenport
		Small Cap	Balanced
		Focus Fund	Income Fund
Cost of investments		$548,052,391	$209,778,314
Gross unrealized appreciation		$40,043,053	$17,765,844
Gross unrealized depreciation		(92,696,319)	(18,700,778)
Net unrealized depreciation		(52,653,266)	(934,934)
Accumulated ordinary income (loss)		(74,829)	273,443
Other gains		5,071,815	499,208
Accumulated deficit		$(47,656,280)	$(162,283)

The difference between the federal income tax cost of investments and the financial statement cost of investments for Davenport Value & Income Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales, and adjustments to basis on partnerships.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for each Fund for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2022:

			Davenport
		Davenport	Equity
	Davenport	Value &	Opportunities
	Core Fund	Income Fund	Fund
Purchases of investment securities	$37,426,231	$76,646,584	$63,101,943
Proceeds from sales of investment securities	$47,754,311	$39,047,969	$64,843,183

		Davenport	Davenport
		Small Cap	Balanced
		Focus Fund	Income Fund
Purchases of investment securities		$96,333,099	$19,424,345
Proceeds from sales and maturities of investment securities		$75,338,788	$13,590,424

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by Davenport & Company LLC (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets. Certain officers and a Trustee of the Trust are also officers of the Adviser.

A significant portion of the Funds’ investment trades are executed through an affiliated broker-dealer of the Adviser. No commissions are paid by the Funds to the Adviser or the affiliate for these trades.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $30,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of September 30, 2022, none of the Funds had over 25% of their net assets invested in any one sector.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2022 through September 30, 2022).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning	Ending
	Account Value	Account Value
	April 1,	September 30,	Expense	Expenses Paid
	2022	2022	Ratio(a)	During Period(b)

Davenport Core Fund

Based on Actual Fund Return	$1,000.00	$791.30	0.87%	$3.91
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.71	0.87%	$4.41

Davenport Value & Income Fund

Based on Actual Fund Return	$1,000.00	$804.50	0.87%	$3.94
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.71	0.87%	$4.41

Davenport Equity Opportunities Fund

Based on Actual Fund Return	$1,000.00	$800.50	0.88%	$3.97
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.66	0.88%	$4.46

Davenport Small Cap Focus Fund

Based on Actual Fund Return	$1,000.00	$825.10	0.89%	$4.07
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.61	0.89%	$4.51

Davenport Balanced Income Fund

Based on Actual Fund Return	$1,000.00	$865.10	0.93%	$4.35
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.41	0.93%	$4.71

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE DAVENPORT FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

A complete listing of portfolio holdings for each Fund is updated daily and can be reviewed at the Funds’ website at www.investdavenport.com.

Privacy Notice

FACTS	WHAT DO THE DAVENPORT FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■       Social Security number

■       Assets

■       Retirement Assets

■       Transaction History

■       Checking Account Information

■       Purchase History

■       Account Balances

■       Account Transactions

■       Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Davenport Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Davenport Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-281-3217

Who we are
Who is providing this notice?	Williamsburg Investment Trust Ultimus Fund Distributors, LLC Ultimus Fund Solutions, LLC
What we do
How do The Davenport Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How do The Davenport Funds collect my personal information?

We collect your personal information, for example, when you

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tell us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■      Davenport & Company LLC, the investment adviser to The Davenport Funds, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ The Davenport Funds do not share with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Davenport Funds don’t jointly market.

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THE DAVENPORT FUNDS

Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 N Water Street,
Suite 830
Milwaukee, WI 53202

Legal Counsel
Sullivan & Worcester LLP
1666 K Street, N.W.
Washington, DC 20006

Board of Trustees
Robert S. Harris, Ph.D., Chairman
John P. Ackerly, IV
John T. Bruce
George K. Jennison
Harris V. Morrissette
Elizabeth W. Robertson

Officers
John P. Ackerly, IV, President
Cheryl B. Hatcher, Vice President
George L. Smith, III, Vice President

Davenport-SAR-22

Cantor FBP Equity & Dividend Plus Fund
Cantor FBP Appreciation & Income Opportunities Fund

Semi-Annual Report
September 30, 2022
(Unaudited)

No-Load Funds

Letter to Shareholders	November 3, 2022

We are pleased to report on your Funds and their investments for the semi-annual period ended September 30, 2022 and to provide some additional information since we last communicated with you.

Economic and Market Update

2022 has been a difficult year for stock and bond investors, and the most recent quarter was no exception. Stocks ended the quarter at or near their lows and have fallen for three quarters in a row. Fixed income markets were also weak with both markets heavily influenced by inflation and the Federal Reserve’s (the “Fed”) response to it. Optimism abounded during July as expectations that inflation was easing produced a significant rally in stock prices. About half of the year-to-date losses for the S&P 500® were recovered that month. It didn’t last. August’s CPI report, showing persistently high numbers, threw cold water on the rally, and a broad selloff lasted through the end of September.

The old adage “don’t fight the Fed” seems to be playing out true to form in the markets this year. In September, the Federal Open Market Committee announced a 75 basis point increase in the fed funds rate. The committee increased the rate by that same amount in its two previous meetings. Taken together, these moves are the most aggressive rate hikes since 1994. Despite hopeful comments from the Fed about inflation being transitory, rising costs have persisted and even worsened during 2022. Oftentimes, inflation is driven by strong consumer demand as economies get overheated, but this bout with escalating prices appears to be more closely related to global supply chain issues coming out of the pandemic. Energy prices, which had been a major driver of inflation early in 2022, dropped over the summer, with gasoline prices well off peak levels and down 10% for the month of August, giving rise to the expectation that inflation had improved. But declining fuel costs were not enough to offset rising prices for food, shelter and medical expenses. Even excluding more volatile food and energy components, inflation was higher than expected at 0.6% for the month of August and 6.3% year over year. Investors were seemingly caught off guard by this news, and stock prices fell quickly as the reality set in that higher interest rates for an extended period were likely.

It is becoming more and more obvious that attempts to bring down sky-high inflation that harkens back to the 1970s will be challenging. Fed Chairman Jerome Powell has acknowledged that this fight will bring real economic pain to Americans. The good news is that employment levels remain quite strong. It will be important to watch those numbers in the coming quarters. Most analysts now place low odds on Powell being able to facilitate a soft landing that would dampen inflation without causing a recession. It appears to us that the most probable scenario is a mild recession that has either already started or will begin shortly. We would expect to see deteriorating economic indicators heading into 2023 with corporate earnings coming under pressure as a result.

Having painted an underwhelming picture of the economy, one might expect us to have a negative view of the equity markets. That would not be accurate. While we are not market timers, and we acknowledge that stocks could fall further from here, we understand that stocks are a forward-looking asset class. Every stock, every day, is theoretically priced to reflect investor expectations for future fundamentals such as book value, earnings and dividends. Because of this forward discounting, stock prices usually bottom well before fundamental improvement is evident. As investors, one of the most difficult things to ascertain is timing when a stock adequately discounts anticipated negative results and begins to trade on expectations of a recovery. The sharp market rally in October may indicate an inflection point, only time will tell. However, our efforts will be focused on finding opportunities to positon the Funds for the balance of 2022 and for an eventual market recovery.

1

Cantor FBP Equity & Dividend Plus Fund Review

The Cantor FBP Equity & Dividend Plus Fund returned -15.97% for the semi-annual and -6.44% for the annual period ended September 30, 2022, outpacing the S&P 500® Index which returned -20.20% and -15.47% over the same time periods. The Fund was invested 90.8% equity and 9.2% cash as of September 30, 2022.

Energy and Consumer Staples were the strongest contributors to the Fund’s performance. Individually, Genuine Parts, Kellogg, Merck and Exxon Mobil were the more favorable contributors. Technology and Financials were the weakest contributors, with Paramount, Broadcom, Intel and Hanesbrand dragging down results. Activity in the period included new purchases of Comcast, Skyworks and Target, as well as sales of Compass Minerals, Warner Brothers Discovery and Amdocs.

Cash flow generation from dividends is a primary focus of your Equity & Dividend Plus Fund as well as cash generated from option premiums. The Fund utilizes as part of its investment discipline the use of covered call options as individual securities approach the top of the Adviser’s growth and price expectations. The Fund’s purpose in selling the call option is to generate additional cash flow to the Fund and to hedge the possibility the security may not achieve its price objective. In very strong stock markets, this discipline may limit the upside of the securities where options have been written, but in flat to negative markets, it may provide additional return. During the semi-annual period ended September 30, 2022, the amount of premiums generated from selling covered call options was $184,066.

Cantor FBP Appreciation & Income Opportunities Fund Review

The Cantor FBP Appreciation & Income Opportunities Fund returned -14.91% for the semi-annual and -6.79% for the annual period ended September 30, 2022. The S&P 500® Index returned -20.20% and -15.47%, and the Bloomberg Intermediate U.S. Government/Credit Index returned -5.36% and -10.14% respectively over the same time periods. The Fund was 71.8% equity, 12.9% fixed income and 15.3% cash as of September 30, 2022.

Overall attribution was similar for both Funds and changes in the interest rate environment was a substantial factor. Energy and Consumer Staples were the strongest contributors to the Fund’s performance. Individually, Kellogg, Merck, Devon Energy and ConocoPhillips were the top contribuors. Technology and Financials were the weakest contributors, with Broadcom, Bank of America, JPMorgan and Intel dragging down results. The Fund added positions in BWX Technologies, Comcast, Simon Property Group and Home Depot and eliminated Tyson Foods. The Fund was also active this period adding to its fixed income investments given the higher interest rates across the yield curve.

The Fund does utilize as part of its investment discipline the use of covered call options as individual securities approach the top of the Adviser’s growth and price expectations. The Fund’s purpose in selling the call option is to generate additional income to the Fund and to hedge the possibility the security may not achieve its price objective. In very strong stock markets, this discipline may limit the upside of the securities where options have been written, but in modest to negative markets, it may provide additional return. During the semi-annual period ended September 30, 2022, the amount of premiums generated from selling covered call options was $34,260.

2

We want to thank you for your continued support and investment in the Cantor Flippin, Bruce & Porter Funds. Please visit our website at www.fbpfunds.com for information on your Funds and the investment philosophy and process we utilize to achieve their investment objectives.

John T. Bruce, CFA

President - Portfolio Manager

November 3, 2022

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Updated performance information, current through the most recent month-end, is available by contacting the Funds at 1-866-738-1127.

This report is submitted for the general information of the shareholders of the Funds. It reflects our views, opinions and portfolio holdings as of the date of this letter. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpfunds.com or call the Funds at 1-866-738-1127. This report is not authorized for distribution to prospective investors in the Funds unless accompanied by a current prospectus.

3

THE CANTOR FBP MUTUAL FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited)

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500® Index, an unmanaged index of 500 large common stocks. Each Fund’s performance results are also compared to the Consumer Price Index, a measure of inflation; the Bloomberg Intermediate U.S. Government/Credit Index is also compared for the Cantor FBP Appreciation & Income Opportunities Fund.

Cantor FBP Equity & Dividend Plus Fund

Comparison of the Change in Value of a $10,000 Investment in

Cantor FBP Equity & Dividend Plus Fund, the S&P 500® Index and the Consumer Price Index

4

THE CANTOR FBP MUTUAL FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited) (Continued)

Cantor FBP Appreciation & Income Opportunities Fund

Comparison of the Change in Value of a $10,000 Investment in

Cantor FBP Appreciation & Income Opportunities Fund, the S&P 500® Index,

the Consumer Price Index and the Bloomberg Intermediate U.S. Government/Credit Index

Average Annual Total Returns (for periods ended September 30, 2022)

	1 Year	5 Years	10 Years
Cantor FBP Equity & Dividend Plus Fund (a)	-6.44%	5.69%	8.25%
Cantor FBP Appreciation & Income Opportunities Fund (a)	-6.79%	5.57%	7.26%
S&P 500® Index	-15.47%	9.24%	11.70%
Consumer Price Index	8.27%	3.82%	2.54%
Bloomberg Intermediate U.S. Government/Credit Index	-10.14%	0.38%	1.00%

(a)	Total returns are a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on the Fund’s distributions or the redemption of Fund shares.

5

CANTOR FBP
EQUITY & DIVIDEND PLUS FUND
PORTFOLIO INFORMATION
September 30, 2022 (Unaudited)

General Information
Net Asset Value Per Share	$24.23
Total Net Assets (Millions)	$28.7
Current Expense Ratio	1.12%
Portfolio Turnover	7%
Fund Inception Date	7/30/1993

		S&P 500®
Stock Characteristics	Fund	Index
Number of Stocks	55	500
Weighted Avg Market Capitalization (Billions)	$120.6	$503.3
Price-to-Earnings Ratio (Bloomberg 1 Yr.
Forecast EPS)	9.4	12.3
Price-to-Book Value	1.9	2.2
Asset Allocation (% of Net Assets)

Sector Diversification vs. the S&P 500® Index

Ten Largest Equity Holdings	% of Net Assets
CVS Health Corporation	3.0%
Genuine Parts Company	2.9%
Merck & Company, Inc.	2.8%
Broadcom, Inc.	2.8%
Raytheon Technologies Corporation	2.6%
International Business Machines Corporation	2.6%
Exxon Mobil Corporation	2.6%
Chevron Corporation	2.4%
Johnson & Johnson	2.3%
Cisco Systems, Inc.	2.0%

6

CANTOR FBP

APPRECIATION & INCOME OPPORTUNITIES FUND

PORTFOLIO INFORMATION

September 30, 2022 (Unaudited)

General Information
Net Asset Value Per Share	$18.26
Total Net Assets (Millions)	$29.6
Current Expense Ratio	1.05%
Portfolio Turnover	8%
Fund Inception Date	7/3/1989
Asset Allocation (% of Net Assets)

Common Stock Portfolio (71.8% of Net Assets)
Number of Stocks	52
Weighted Avg Market Capitalization (Billions)	$274.2
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	9.5
Price-to-Book Value	2.1

Five Largest Sectors	% of Net Assets
Financials	15.0%
Technology	13.4%
Health Care	9.9%
Energy	7.3%
Consumer Staples	6.9%
Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	2.9%
Apple, Inc.	2.8%
Bank of America Corporation	2.8%
Broadcom, Inc.	2.4%
Microsoft Corporation	2.4%
Shell plc - ADR	2.0%
CVS Health Corporation	1.9%
MetLife, Inc.	1.8%
Merck & Company, Inc.	1.8%
Devon Energy Corporation	1.8%

Fixed-Income Portfolio (12.9% of Net Assets)
Number of Fixed-Income Securities	8
Average Quality	BAA1
Average Weighted Maturity	3.7	yrs.
Average Effective Duration	3.3	yrs.

Sector Breakdown	% of Net Assets
U.S. Treasury Obligations	1.7%
Consumer Staples	1.6%
Financials	3.2%
Health Care	1.6%
Industrials	3.3%
Utilities	1.5%

7

CANTOR FBP
EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF INVESTMENTS
September 30, 2022 (Unaudited)
COMMON STOCKS — 90.8%	Shares	Value
Communications — 4.9%
AT&T, Inc.	24,000	$368,160
Comcast Corporation - Class A	7,500	219,975
Paramount Global - Class B	19,500	371,280
Verizon Communications, Inc.	12,000	455,640
		1,415,055
Consumer Discretionary — 7.5%
Genuine Parts Company (a)	5,500	821,260
Hanesbrands, Inc.	40,000	278,400
Home Depot, Inc. (The)	1,000	275,940
Kohl’s Corporation	14,000	352,100
Tapestry, Inc. (a)	15,000	426,450
		2,154,150
Consumer Staples — 8.0%
J.M. Smucker Company (The) (a)	2,700	371,007
Kellogg Company (a)	7,000	487,620
Kimberly-Clark Corporation	3,500	393,890
Mondelez International, Inc. - Class A	5,500	301,565
Philip Morris International, Inc. (a)	5,300	439,953
Target Corporation	2,000	296,780
		2,290,815
Energy — 8.6%
Chevron Corporation	4,800	689,616
ConocoPhillips (a)	5,200	532,168
Exxon Mobil Corporation (a)	8,500	742,135
Shell plc - ADR	10,250	510,040
		2,473,959
Financials — 16.9%
Bank of New York Mellon Corporation (The)	6,000	231,120
JPMorgan Chase & Company	5,500	574,749
KeyCorp	30,200	483,804
Lincoln National Corporation	8,500	373,235
M&T Bank Corporation	2,950	520,144
MetLife, Inc.	9,000	547,020
Prudential Financial, Inc.	6,000	514,680
Truist Financial Corporation	11,000	478,940
U.S. Bancorp	14,200	572,544
Wells Fargo & Company	13,500	542,970
		4,839,206
Health Care — 14.0%
Bristol-Myers Squibb Company	7,800	554,502
CVS Health Corporation (a)	9,000	858,330

8

CANTOR FBP
EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 90.8% (Continued)	Shares	Value
Health Care — 14.0% (Continued)
Johnson & Johnson (a)	4,100	$669,776
Medtronic plc	6,000	484,500
Merck & Company, Inc. (a)	9,400	809,528
Organon & Company	10,500	245,700
Pfizer, Inc.	9,000	393,840
		4,016,176
Industrials — 6.9%
Emerson Electric Company	7,500	549,150
Lockheed Martin Corporation	800	309,032
Raytheon Technologies Corporation	9,200	753,112
Stanley Black & Decker, Inc.	5,000	376,050
		1,987,344
Materials — 3.0%
Dow, Inc.	10,850	476,641
Nucor Corporation (a)	3,500	374,465
		851,106
Real Estate — 2.8%
Simon Property Group, Inc.	5,750	516,063
Ventas, Inc.	6,900	277,173
		793,236
Technology — 13.1%
Broadcom, Inc.	1,800	799,218
Cisco Systems, Inc.	14,500	580,000
Fidelity National Information Services, Inc.	7,000	528,990
HP, Inc. (a)	20,500	510,860
Intel Corporation	13,000	335,010
International Business Machines Corporation	6,250	742,563
Skyworks Solutions, Inc.	3,200	272,864
		3,769,505
Utilities — 5.1%
Atmos Energy Corporation (a)	4,500	458,325
Duke Energy Corporation	2,300	213,946
National Fuel Gas Company	6,000	369,300
PPL Corporation	16,800	425,880
		1,467,451

Total Common Stocks (Cost $23,219,104)		$26,058,003

9

CANTOR FBP
EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 8.4%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 2.73% (b) (Cost $2,417,713)	2,417,713	$2,417,713

Total Investments at Value — 99.2%
(Cost $25,636,817)		$28,475,716

Other Assets in Excess of Liabilities — 0.8%		225,119

Net Assets — 100.0%		$28,700,835

ADR - American Depositary Receipt.

(a)	Security covers a written call option.

(b)	The rate shown is the 7-day effective yield as of September 30, 2022.

See accompanying notes to financial statements.

10

CANTOR FBP
EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF OPEN OPTION CONTRACTS
September 30, 2022 (Unaudited)
COVERED WRITTEN		Notional	Strike	Expiration	Value of
CALL OPTIONS	Contracts	Value	Price	Date	Options
Atmos Energy Corporation	25	$254,625	$120.00	10/24/22	$1,375
ConocoPhillips	15	153,510	125.00	02/18/23	6,750
CVS Health Corporation	30	286,110	105.00	01/23/23	8,340
Exxon Mobil Corporation	15	130,965	100.00	11/21/22	1,575
Genuine Parts Company	28	418,096	150.00	12/19/22	24,640
HP, Inc.	100	249,200	45.00	11/21/22	300
J.M. Smucker Company (The)	27	371,007	155.00	01/23/23	6,075
Johnson & Johnson	20	326,720	190.00	11/21/22	300
Kellogg Company	40	278,640	80.00	12/19/22	1,480
Kellogg Company	30	208,980	77.50	01/23/23	3,360
Merck & Company, Inc.	50	430,600	95.00	10/24/22	400
Nucor Corporation	35	374,465	145.00	01/23/23	6,650
Philip Morris International, Inc.	15	124,515	105.00	01/23/23	675
Tapestry, Inc.	150	426,450	37.50	11/21/22	3,300
Total Covered Written Call Options
(Premiums received $180,316)		$4,033,883			$65,220

See accompanying notes to financial statements.

11

CANTOR FBP
APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2022 (Unaudited)
COMMON STOCKS — 71.8%	Shares	Value
Communications — 1.8%
Comcast Corporation - Class A	10,000	$293,300
Paramount Global - Class B	13,000	247,520
		540,820
Consumer Discretionary — 4.7%
Carnival Corporation (a)	5,000	35,150
Ford Motor Company	23,000	257,600
Home Depot, Inc. (The)	1,000	275,940
Kohl’s Corporation	5,000	125,750
Tapestry, Inc.	17,000	483,310
TJX Companies, Inc. (The)	3,500	217,420
		1,395,170
Consumer Staples — 6.9%
Archer-Daniels-Midland Company	4,500	362,025
Dollar Tree, Inc. (a)(b)	2,700	367,470
Kellogg Company	7,000	487,620
Philip Morris International, Inc.	3,000	249,030
Target Corporation	1,500	222,585
Walmart, Inc.	2,800	363,160
		2,051,890
Energy — 7.3%
Chevron Corporation	3,600	517,212
ConocoPhillips	5,000	511,700
Devon Energy Corporation	9,000	541,170
Shell plc - ADR	12,000	597,120
		2,167,202
Financials — 15.0%
Bank of America Corporation	27,000	815,400
Bank of New York Mellon Corporation (The)	6,000	231,120
Capital One Financial Corporation	4,700	433,199
JPMorgan Chase & Company	8,100	846,450
KeyCorp	16,320	261,446
Lincoln National Corporation	8,000	351,280
MetLife, Inc.	9,000	547,020
Travelers Companies, Inc. (The)	3,300	505,560
Wells Fargo & Company	11,000	442,420
		4,433,895
Health Care — 9.9%
Bristol-Myers Squibb Company	6,300	447,867
CVS Health Corporation	6,000	572,220
Johnson & Johnson	3,200	522,752
Merck & Company, Inc.	6,300	542,556

12

CANTOR FBP
APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 71.8% (Continued)	Shares	Value
Health Care — 9.9% (Continued)
Organon & Company	13,800	$322,920
Pfizer, Inc.	12,000	525,120
		2,933,435
Industrials — 6.6%
BWX Technologies, Inc.	5,000	251,850
Eaton Corporation plc	4,000	533,440
FedEx Corporation	2,200	326,634
Quanta Services, Inc.	2,000	254,780
Raytheon Technologies Corporation	3,600	294,696
Trane Technologies plc	2,100	304,101
		1,965,501
Materials — 2.6%
Compass Minerals International, Inc.	5,000	192,650
Freeport-McMoRan, Inc.	5,000	136,650
Nucor Corporation	4,100	438,659
		767,959
Real Estate — 1.4%
Simon Property Group, Inc.	4,500	403,875

Technology — 13.4%
Apple, Inc.	6,000	829,200
Broadcom, Inc.	1,600	710,416
Cisco Systems, Inc.	11,000	440,000
HP, Inc. (b)	21,000	523,320
Intel Corporation	10,500	270,585
International Business Machines Corporation	4,200	499,002
Microsoft Corporation	3,000	698,700
		3,971,223
Utilities — 2.2%
Atmos Energy Corporation	4,000	407,400
PPL Corporation	9,000	228,150
		635,550

Total Common Stocks (Cost $12,670,494)		$21,266,520

13

CANTOR FBP
APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 11.2%	Par Value	Value
Consumer Staples — 1.6%
Kroger Company, 3.70%, due 08/01/2027	$500,000	$471,123

Financials — 3.2%
American Express Company, 3.40%, due 02/27/2023	500,000	497,885
PNC Financial Services Group, Inc., 3.45%, due 04/23/2029	500,000	447,379
		945,264
Health Care — 1.6%
Elevance Health, Inc., 4.10%, due 03/01/2028	500,000	472,823

Industrials — 3.3%
Hubbell, Inc., 3.35%, due 03/01/2026	500,000	475,410
Norfolk Southern Corporation, 3.85%, due 01/15/2024	500,000	494,613
		970,023
Utilities — 1.5%
American Water Capital Corp., 3.75%, due 09/01/2028	500,000	462,330

Total Corporate Bonds (Cost $3,382,584)		$3,321,563

U.S. TREASURY OBLIGATIONS — 1.7%	Par Value	Value
U.S. Treasury Notes — 1.7%
4.25%, due 09/30/2024 (Cost $500,781)	$500,000	$500,391

14

CANTOR FBP
APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 18.4%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 2.73% (c)	2,732,856	$2,732,856
First American Government Obligations Fund - Class Z, 2.73% (c)	2,710,419	2,710,419
Total Money Market Funds (Cost $5,443,275)		$5,443,275

Total Investments at Value — 103.1%
(Cost $21,997,134)		$30,531,749

Liabilities in Excess of Other Assets — (3.1%)		(920,028)

Net Assets — 100.0%		$29,611,721

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Security covers a written call option.

(c)	The rate shown is the 7-day effective yield as of September 30, 2022.

See accompanying notes to financial statements.

15

CANTOR FBP
APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF OPEN OPTION CONTRACTS
September 30, 2022 (Unaudited)
COVERED WRITTEN		Notional	Strike	Expiration	Value of
CALL OPTIONS	Contracts	Value	Price	Date	Options
Dollar Tree, Inc.	27	$367,470	$185.00	11/21/22	$621
HP, Inc.	70	174,440	45.00	11/21/22	210
Total Covered Written Call Options
(Premiums received $34,260)		$541,910			$831

See accompanying notes to financial statements.

16

THE CANTOR FBP MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2022 (Unaudited)
		Cantor FBP
	Cantor FBP	Appreciation
	Equity &	& Income
	Dividend	Opportunities
	Plus Fund	Fund
ASSETS
Investments in securities:
At cost	$25,636,817	$21,997,134
At value (Note 2)	$28,475,716	$30,531,749
Receivable for investment securities sold	522,433	266,208
Receivable for capital shares sold	3,490	—
Dividends and interest receivable	68,315	62,274
Other assets	15,026	13,011
TOTAL ASSETS	29,084,980	30,873,242

LIABILITIES
Written call options, at value (Notes 2 and 5) (premiums received $180,316 and $34,260, respectively)	65,220	831
Distributions payable	4,712	15,062
Payable for capital shares redeemed	16,158	19,250
Payable investment securities purchased	276,492	1,203,076
Accrued investment advisory fees (Note 4)	12,075	13,664
Payable to administrator (Note 4)	5,580	5,580
Other accrued expenses	3,908	4,058
TOTAL LIABILITIES	384,145	1,261,521

NET ASSETS	$28,700,835	$29,611,721

NET ASSETS CONSIST OF:
Paid-in capital	$25,234,999	$21,161,848
Accumulated earnings	3,465,836	8,449,873
Net assets	$28,700,835	$29,611,721

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,184,361	1,621,577

Net asset value, offering price and redemption price per share (Note 2)	$24.23	$18.26

See accompanying notes to financial statements.

17

THE CANTOR FBP MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended September 30, 2022 (Unaudited)
		Cantor FBP
	Cantor FBP	Appreciation
	Equity &	& Income
	Dividend	Opportunities
	Plus Fund	Fund
INVESTMENT INCOME
Dividends	$518,919	$385,169
Interest	—	28,453
TOTAL INVESTMENT INCOME	518,919	413,622

EXPENSES
Investment advisory fees (Note 4)	111,122	115,081
Administration fees (Note 4)	30,000	30,000
Trustees’ fees and expenses (Note 4)	9,233	9,233
Legal fees	8,840	8,840
Registration and filing fees	9,068	8,524
Audit and tax services fees	8,500	8,500
Shareholder reporting expenses	5,688	2,676
Shareholder servicing fees (Note 4)	6,713	1,572
Custodian and bank service fees	3,587	3,587
Compliance service fees (Note 4)	3,500	3,500
Postage and supplies	2,723	1,986
Insurance expense	540	622
Other expenses	1,966	2,240
TOTAL EXPENSES	201,480	196,361
Fees reduced by the Adviser (Note 4)	(23,685)	(23,740)
NET EXPENSES	177,795	172,621

NET INVESTMENT INCOME	341,124	241,001

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS
Net realized gains (losses) from:
Investment transactions	200,816	(148,021)
Written option contracts (Note 5)	308,767	70,646
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(6,279,970)	(5,357,878)
Written option contracts (Note 5)	61,249	(13,372)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND WRITTEN OPTION CONTRACTS	(5,709,138)	(5,448,625)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(5,368,014)	$(5,207,624)

See accompanying notes to financial statements.

18

CANTOR FBP
EQUITY & DIVIDEND PLUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Six Months
	Ended	Year Ended
	Sept. 30, 2022	March 31,
	(Unaudited)	2022
FROM OPERATIONS
Net investment income	$341,124	$599,689
Net realized gains from:
Investment transactions	200,816	2,328,708
Written option contracts (Note 5)	308,767	147,353
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(6,279,970)	1,694,953
Written option contracts (Note 5)	61,249	20,934
Net increase (decrease) in net assets resulting from operations	(5,368,014)	4,791,637

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(1,570,840)	(2,481,311)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,386,814	2,275,948
Net asset value of shares issued in reinvestment of distributions to shareholders	1,541,157	2,433,606
Payments for shares redeemed	(1,903,761)	(2,921,872)
Net increase in net assets from capital share transactions	3,024,210	1,787,682

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,914,644)	4,098,008

NET ASSETS
Beginning of period	32,615,479	28,517,471
End of period	$28,700,835	$32,615,479

CAPITAL SHARE ACTIVITY
Shares sold	119,435	76,044
Shares reinvested	58,680	86,021
Shares redeemed	(67,435)	(100,027)
Net increase in shares outstanding	110,680	62,038
Shares outstanding, beginning of period	1,073,681	1,011,643
Shares outstanding, end of period	1,184,361	1,073,681

See accompanying notes to financial statements.

19

CANTOR FBP
APPRECIATION & INCOME OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Six Months
	Ended	Year Ended
	Sept. 30, 2022	March 31,
	(Unaudited)	2022
FROM OPERATIONS
Net investment income	$241,001	$419,149
Net realized gains (losses) from:
Investment transactions	(148,021)	3,590,346
Written option contracts (Note 5)	70,646	981
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(5,357,878)	948,659
Written option contracts (Note 5)	(13,372)	91,882
Net increase (decrease) in net assets resulting from operations	(5,207,624)	5,051,017

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(3,065,275)	(1,655,507)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	560,112	995,004
Net asset value of shares issued in reinvestment of distributions to shareholders	3,035,340	1,615,223
Payments for shares redeemed	(1,003,853)	(6,280,307)
Net increase (decrease) in net assets from capital share transactions	2,591,599	(3,670,080)

TOTAL DECREASE IN NET ASSETS	(5,681,300)	(274,570)

NET ASSETS
Beginning of period	35,293,021	35,567,591
End of period	$29,611,721	$35,293,021

CAPITAL SHARE ACTIVITY
Shares sold	28,722	43,385
Shares reinvested	157,170	71,739
Shares redeemed	(47,549)	(273,230)
Net increase (decrease) in shares outstanding	138,343	(158,106)
Shares outstanding, beginning of period	1,483,234	1,641,340
Shares outstanding, end of period	1,621,577	1,483,234

See accompanying notes to financial statements.

20

CANTOR FBP
EQUITY & DIVIDEND PLUS FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data for a Share Outstanding Throughout Each Period:

	Six Months
	Ended
	Sept. 30,		Years Ended March 31,
	2022
	(Unaudited)		2022	2021	2020	2019	2018
Net asset value at beginning of period	$30.38		$28.19	$18.28	$25.19	$25.68	$25.96

Income (loss) from investment operations:
Net investment income	0.30		0.58	0.59	0.67	0.60	0.57
Net realized and unrealized gains (losses) on investments and written option contracts	(5.05)		4.03	9.90	(5.90)	0.83	1.38
Total from investment operations	(4.75)		4.61	10.49	(5.23)	1.43	1.95

Less distributions from:
Net investment income	(0.29)		(0.59)	(0.58)	(0.67)	(0.60)	(0.57)
Net realized gains	(1.11)		(1.83)	—	(1.01)	(1.32)	(1.66)
Total distributions	(1.40)		(2.42)	(0.58)	(1.68)	(1.92)	(2.23)

Net asset value at end of period	$24.23		$30.38	$28.19	$18.28	$25.19	$25.68

Total return (a)	(15.97	%) (b)	17.23%	58.15%	(22.33%)	5.64%	7.91%

Net assets at end of period (000’s)	$28,701		$32,615	$28,517	$20,919	$28,615	$26,279

Ratio of total expenses to average net assets	1.27	% (c)	1.23%	1.32%	1.25%	1.23%	1.24%

Ratio of net expenses to average net assets (d)	1.12	% (c)	1.12%	1.10%	1.07%	1.07%	1.07%

Ratio of net investment income to average net assets (d)	2.15	% (c)	1.97%	2.53%	2.70%	2.35%	2.19%

Portfolio turnover rate	7	% (b)	16%	21%	38%	18%	18%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not waived/reduced advisory fees.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined after advisory fee waivers/reductions by the Adviser. (Note 4).

See accompanying notes to financial statements.

21

CANTOR FBP
APPRECIATION & INCOME OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data for a Share Outstanding Throughout Each Period:

	Six Months
	Ended
	Sept. 30,		Years Ended March 31,
	2022
	(Unaudited)		2022	2021	2020	2019	2018

Net asset value at beginning of period	$23.79		$21.67	$14.43	$18.91	$18.99	$18.81

Income (loss) from investment operations:
Net investment income	0.16		0.27	0.29	0.38	0.37	0.41
Net realized and unrealized gains (losses) on investments and written option contracts	(3.61)		2.94	7.24	(3.65)	0.28	1.03
Total from investment operations	(3.45)		3.21	7.53	(3.27)	0.65	1.44

Less distributions from:
Net investment income	(0.17)		(0.29)	(0.29)	(0.38)	(0.37)	(0.41)
Net realized gains	(1.91)		(0.80)	—	(0.83)	(0.36)	(0.85)
Total distributions	(2.08)		(1.09)	(0.29)	(1.21)	(0.73)	(1.26)

Net asset value at end of period	$18.26		$23.79	$21.67	$14.43	$18.91	$18.99

Total return (a)	(14.91	%) (b)	15.16%	52.63%	(18.56%)	3.44%	7.91%

Net assets at end of period (000’s)	$29,612		$35,293	$35,568	$25,287	$33,376	$34,614

Ratio of total expenses to average net assets	1.20	% (c)	1.14%	1.20%	1.16%	1.12%	1.10%

Ratio of net expenses to average net assets (d)	1.05	% (c)	1.05%	1.03%	1.00%	1.00%	1.00%

Ratio of net investment income to average net assets (d)	1.47	% (c)	1.17%	1.61%	2.03%	1.89%	2.16%

Portfolio turnover rate	8	%(b)	10%	11%	18%	21%	10%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Adviser had not waived/reduced advisory fees.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined after advisory fee waivers/reductions by the Adviser. (Note 4).

See accompanying notes to financial statements.

22

THE CANTOR FBP MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2022 (Unaudited)

1. Organization

Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund (each a “Fund” and collectively the “Funds”) are no-load, diversified series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The investment objective of Cantor FBP Equity & Dividend Plus Fund is to provide above-average and growing income while also achieving long-term growth of capital.

The investment objectives of Cantor FBP Appreciation & Income Opportunities Fund are long term capital appreciation and current income, assuming a moderate level of investment risk.

2. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Regulatory update — In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds were required to comply with Rule 18f-4 by August 19, 2022. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds have adopted Rule 18f-4 and are currently adhering to the requirements.

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). Securities traded on a national stock exchange, including common stocks and closed-end investment companies, if any, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Covered call options written by the Funds are valued at the last quoted sale price or, in the absence of a sale, at the ask price on the principal exchanges on which they are traded. Investments representing shares of money market funds and other open-end investment companies are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

Fixed income securities, including U.S. Treasury obligations and corporate bonds, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities

23

THE CANTOR FBP MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Given the inputs used by the pricing service, these securities are classified as Level 2 within the fair value hierarchy.

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and other financial instruments based on the inputs used to value the investments and other financial instruments as of September 30, 2022, by security type:

Cantor FBP Equity & Dividend Plus Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$26,058,003	$—	$—	$26,058,003
Money Market Funds	2,417,713	—	—	2,417,713
Total	$28,475,716	$—	$—	$28,475,716

Other Financial Instruments:
Covered Written Call Options	$(50,720)	$(14,500)	$—	$(65,220)
Total	$(50,720)	$(14,500)	$—	$(65,220)

24

THE CANTOR FBP MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Cantor FBP Appreciation & Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$21,266,520	$—	$—	$21,266,520
Corporate Bonds	—	3,321,563	—	3,321,563
U.S. Treasury Obligations	—	500,391	—	500,391
Money Market Funds	5,443,275	—	—	5,443,275
Total	$26,709,795	$3,821,954	$—	$30,531,749

Other Financial Instruments:
Covered Written Call Options	$—	$(831)	$—	$(831)
Total	$—	$(831)	$—	$(831)

Refer to each Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds by sector type. There were no Level 3 investments held by the Funds as of or during the six months ended September 30, 2022.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its NAV per share.

Investment income — Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are amortized using the interest method. Withholding taxes, if any, on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. Dividends and distributions are recorded on the ex-dividend date. The tax character of distributions paid during the periods ended September 30, 2022 and March 31, 2022 was as follows:

	Period	Ordinary	Long-Term	Total
	Ended	Income	Capital Gains	Distributions
Cantor FBP Equity & Dividend Plus Fund	09/30/22	$345,646	$1,225,194	$1,570,840
	03/31/22	$791,326	$1,689,035	$2,480,361
Cantor FBP Appreciation & Income Opportunities Fund	09/30/22	$269,473	$2,795,802	$3,065,275
	03/31/22	$440,215	$1,215,260	$1,655,475

25

THE CANTOR FBP MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Options transactions — When the Funds’ investment adviser believes that individual portfolio investment securities held by the Funds are approaching the top of the adviser’s growth and price expectations, covered call options can be written (sold) against such securities and the Funds will receive a premium in return. The Funds write options only for income generation and hedging purposes and not for speculation. The premiums received from writing the options are recorded as a liability and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the underlying security. If a closing purchase transaction is used to terminate a Fund’s obligation on a call option, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities, each as of the date of the financial statements, and the reported amounts of increase (decrease) in net assets from operation during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

26

THE CANTOR FBP MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of September 30, 2022:

		Cantor FBP
		Appreciation
	Cantor FBP Equity	& Income
	& Dividend	Opportunities
	Plus Fund	Fund
Tax cost of investments and written option contracts	$25,456,501	$21,957,915
Gross unrealized appreciation	$6,030,687	$9,726,579
Gross unrealized depreciation	(3,076,692)	(1,153,576)
Net unrealized appreciation	2,953,995	8,573,003
Accumulated ordinary income	7,065	14,951
Other gains (losses)	509,488	(123,019)
Distribution payable	(4,712)	(15,062)
Accumulated earnings	$3,465,836	$8,449,873

The difference between the federal income tax cost of investments and the financial statement cost of investments for Cantor FBP Appreciation & Income Opportunities Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken by each Fund on federal income tax returns for the current and all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2022:

		Cantor FBP
		Appreciation
	Cantor FBP Equity	& Income
	& Dividend	Opportunities
	Plus Fund	Fund
Purchases of investment securities	$3,079,189	$3,792,334
Proceeds from sales and maturities of investment securities	$1,900,997	$1,515,292

For the six months ended September 30, 2022, cost of purchases and proceeds from maturities of U.S. government long-term securities for Cantor FBP Appreciation & Income Opportunities Fund were $500,781 and $500,000, respectively.

27

THE CANTOR FBP MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by Cantor Fitzgerald Investment Advisors, L.P. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreements, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.70% of its average daily net assets up to $250 million; 0.65% of the next $250 million of such assets; and 0.50% of such assets in excess of $500 million.

Pursuant to Expense Limitation Agreements (“ELAs”) between each Fund and the Adviser, the Adviser has contractually agreed, until August 1, 2023, to reduce advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to an amount not exceeding 1.12% and 1.05% of the average daily net assets of Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund, respectively.

Accordingly, during the six months ended September 30, 2022, the Adviser reduced its advisory fees in the amounts of $23,685 and $23,740 for Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund, respectively.

Under the terms of the ELAs, investment advisory fee reductions and expense reimbursements by the Adviser are subject to recoupment by the Adviser for a period of three years after such fees and expenses were incurred, provided the recoupments do not cause total annual fund operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, or (ii) the expense limitation in effect at the time the expenses to be recouped were incurred. As of September 30, 2022, the Adviser may seek recoupment of investment advisory fee reductions and expense reimbursements no later than the dates as stated below:

		Cantor FBP
		Appreciation
	Cantor FBP Equity	& Income
	& Dividend	Opportunities
	Plus Fund	Fund
March 31, 2023	$24,183	$26,429
March 31, 2024	52,478	49,983
March 31, 2025	34,723	31,024
September 30, 2025	23,685	23,740
Total	$135,069	$131,176

Certain officers and a Trustee of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities. Certain officers of the Trust are

28

THE CANTOR FBP MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

SHAREHOLDER SERVICING PLAN

The Funds have adopted a Shareholder Servicing Plan (the “Plan”), which allows each Fund to make payments to financial organizations (including payments directly to the Adviser and the distributor) for providing account administration and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund’s average daily net assets. During the six months ended September 30, 2022, Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund incurred fees of $6,713 and $1,572, respectively, under the Plan.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $30,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

29

THE CANTOR FBP MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Derivatives Transactions

The location on the Statements of Assets and Liabilities of the Funds’ derivative positions as of September 30, 2022 is as follows:

Cantor FBP Equity & Dividend Plus Fund

				Gross Notional
				Amount
		Fair Value		Outstanding
		Asset	Liability	September 30,
Type of Derivative (Risk)	Location	Derivatives	Derivatives	2022
Call options written (Equity)	Written call options, at value	$—	$(65,220)	$(4,033,883)

Cantor FBP Appreciation & Income Opportunities Fund

				Gross Notional
				Amount
		Fair Value		Outstanding
		Asset	Liability	September 30,
Type of Derivative (Risk)	Location	Derivatives	Derivatives	2022
Call options written (Equity)	Written call options, at value	$—	$(831)	$(541,910)

The Funds’ transactions in derivative instruments during the six months ended September 30, 2022 are recorded in the following locations on the Statements of Operations:

Cantor FBP Equity & Dividend Plus Fund

Change in
		Net		Unrealized
		Realized		Appreciation
Type of Derivative (Risk)	Location	Gains	Location	(Depreciation)
Call options written (Equity)	Net realized gains from written option contracts	$308,767	Net change in unrealized appreciation (depreciation) on written option contracts	$61,249

Cantor FBP Appreciation & Income Opportunities Fund

Change in
		Net		Unrealized
		Realized		Appreciation
Type of Derivative (Risk)	Location	Gains	Location	(Depreciation)
Call options written (Equity)	Net realized gains from written option contracts	$70,646	Net change in unrealized appreciation (depreciation) on written option contracts	$(13,372)

30

THE CANTOR FBP MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The average monthly notional amount of written call options during the six months ended September 30, 2022 is $5,798,202 and $1,125,641 for Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund, respectively.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

31

THE CANTOR FBP MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2022 through September 30, 2022).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

32

THE CANTOR FBP MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning	Ending		Expenses
	Account Value	Account Value	Net	Paid
	April 1,	September 30,	Expense	During
	2022	2022	Ratio(a)	Period(b)

Cantor FBP Equity & Dividend Plus Fund
Based on Actual Fund Return	$1,000.00	$840.30	1.12%	$5.17
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.45	1.12%	$5.67

Cantor FBP Appreciation & Income Opportunities Fund
Based on Actual Fund Return	$1,000.00	$850.90	1.05%	$4.87
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.80	1.05%	$5.32

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

33

THE CANTOR FBP MUTUAL FUNDS
OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 1-866-738-1127. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov and the Funds’ website www.fbpfunds.com.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1127, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1127, or on the SEC’s website at www.sec.gov.

34

THE CANTOR FBP MUTUAL FUNDS
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Funds’ Board of Trustees approved the appointment of a Liquidity Risk Committee, which includes representatives from Cantor Fitzgerald Investment Advisors, L.P., the Funds’ investment adviser, and Ultimus Fund Solutions, LLC, the Funds’ Administrator. The Liquidity Risk Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Risk Committee updated its assessment of each Fund’s liquidity risk profile, considering additional data gathered in the 12 months ended May 31, 2022 and the adequacy and effectiveness of the liquidity risk management program’s operations from June 1, 2021 through May 31, 2022 (the “Review Period”) in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on August 16, 2022. During the Review Period, neither Fund experienced unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

35

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Investment Adviser

Cantor Fitzgerald Investment

Advisors, L.P.

800 Main Street, Second Floor

P.O. Box 6138

Lynchburg, Virginia 24505

Toll-Free 1-800-851-3804

www.fbpinc.com

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

Toll-Free 1-866-738-1127

Custodian

U.S. Bank, N.A.

425 Walnut Street

Cincinnati, Ohio 45202

Independent Registered

Public Accounting Firm

Cohen & Company, Ltd.

342 N. Water Street, Suite 830

Milwaukee, Wisconsin 53202

Legal Counsel

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, DC 20006

Officers

John T. Bruce, President

Norman D. Darden, III,

    Vice President

Eileen B. Sebold, Vice President

David J. Marshall, Vice President

Teresa L. Sanderson,

    Compliance Officer

Trustees

Robert S. Harris, Ph.D., Chairman

John P. Ackerly, IV

John T. Bruce

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

FBP-SAR-22

THE
GOVERNMENT STREET
FUNDS

No-Load Mutual Funds

Semi-Annual Report
September 30, 2022
(Unaudited)

The Government Street Equity Fund
The Government Street Opportunities Fund

LETTER FROM THE PRESIDENT	October 15, 2022

Dear Fellow Shareholders:

We are enclosing for your review the Semi-Annual Reports of The Government Street Funds for the six-months ended September 30, 2022.

The Government Street Equity Fund

The Government Street Equity Fund (the “Fund”) had a negative -20.56% total return for the six-month period ended September 30, 2022. By comparison, the S&P 500® Index and the Morningstar Large Blend category returned -20.20% and -9.66%, respectively.

	Government	S&P 500®	Morningstar
	Street Equity Fund	Index	Large Blend
3 Qtr 2022	-5.15%	-4.88%	-4.99%
2 Qtr 2022	-16.25%	-16.10%	-14.89%
1 Qtr 2022	-4.22%	-4.60%	-5.12%
4 Qtr 2021	11.31%	11.03%	9.45%
Year End 9/30/22	-15.31%	-15.47%	-16.03%

As can be seen in the chart above, the Fund and the other representative measures of large-capitalization securities weathered excessive negative returns for the semi-annual period covered by this report.

As can be seen in the chart above, there was only one quarter of positive investment returns in the last year. Though never certain, it appears that the one very positive quarter fit the definition of a short-term rally in the “Bear Market.” Positive hopes seem to have given way to any number (pick your favorite) of economic realities. Political chaos, supply chain bottlenecks, pandemic continuation, fiscal excesses, Federal Reserve policies, negative earnings projection, collapsing growth stock prospects, etc., are all candidates for reason to cause stock declines.

Within the S&P 500®, value stocks performed better than growth stocks by losing only -9.6% versus 21.1%, respectively, for the one-year period ended September 30, 2022.

Within the Government Street Equity Fund, the only economic sector which generated positive returns was Energy at a positive 46.2%. All other sectors were negative, with the Information Technology sector leading the way down at a minus -25.0% for the most recent 12 months.

Major purchases for the semi-annual period were Chevron, Shell plc and Cheniere Energy (Energy Sector), Vanguard Value (Exchange-Traded Fund diversifier) and Goldman Sachs (Finance).

Major sales for the semi-annual period were Comcast “A” (Communications), Apple, NVIDIA and Taiwan Semi Conductor ADR (Information Technology) and Honeywell (Industrials).

1

The transactions, in total, were allocated along the investment sectors of the Fund with the Standard & Poor’s 500 sectors as guidelines. While the Fund is not invested with a pseudo index approach, the sectors provide an objective comparison for the diversification we believe important for the control of relative risk in your portfolio. Overall, we depend on our own conclusions as to the ultimate security selection and position weightings. Additionally, as a defensive measure, a short term money market reserve of approximately 12% was maintained within the Fund during the period.

The top 10 holdings in The Government Street Equity Fund as of September 30, 2022 were:

Security Description	% of Net Assets
Microsoft Corporation	3.90%
Lockheed Martin Corporation	3.88%
JPMorgan Chase & Company	3.68%
Apple, Inc.	3.47%
Bio-Techne Corporation	3.33%
NVIDIA Corporation	3.25%
Amazon.com, Inc.	3.22%
Alphabet, Inc. – Classes A & C	2.71%
Mid-Amer Apartment Communities, Inc.	2.60%
AbbVie, Inc.	2.59%

There were significant individual performances during the six-months ended September 30, 2022. The five highest returns, held for the entire 6 months, as measured by the time weighted rate of return were:

6 Month
Security Description	Performance
Cheniere Energy, Inc.	20.19%
Albemarle Corporation	19.98%
Devon Energy Corporation	6.97%
Nucor Corporation	0.90%
UnitedHealth Group, Inc.	-0.33%

The five worst individual performances, held for the six-months ended September 30, 2022, as measured by time weighted rate of return for the entire period were:

6 Month
Security Description	Performance
Skyworks Solutions, Inc.	-35.14%
ASML Holding N.V.	-37.21%
Nike, Inc. Class B	-37.83%
Freeport-McMoRan, Inc.	-44.57%
NVIDIA Corporation	-55.45%

The Fund’s best performing economic sector for the 6 months was Energy, down -1.90%. The second-best sector was Utilities, down -8.60%. The worst performing sector was Information Technology, down -30.5%.

2

Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent time weighted rates of return computation by the Addepar portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the twelve months ended September 30, 2022.

Our past commentaries, for several periods, have focused on the growing Governmental debt burden brought about by what we consider to be irresponsible political spending programs. The upward spiral of the borrowed funds has been accelerated by the unanticipated new factor in the form of the Covid-19 pandemic. While unarguably necessary to offset the dire consequences of many total business shutdown, the actions of our Congress have raised the debt burden to an excess of $30 trillion, with promise of more to come. The result of the increase has led to the United States, without doubt, solidifying its position currently as the largest debtor nation in the world.

Shortly after the September 30, 2022 close of the period covered by this report, the debt of the United States passed $31 trillion. At the same time, the Federal Reserve was poised for a third consecutive 75 basis point interest increase in the Federal Funds rate. Along with the interest rate increase, the Federal Reserve was beginning to implement the reduction of their $6 trillion balance sheet accumulation of corporate debt and mortgages. There is little doubt that the Governmental spending of the last decade resulted in the United States becoming the largest debtor nation in the world, producing 8%+ inflation and significant increases in interest rates. While the economic malaise caused by the two Ps, Pandemic and Putin, can be blamed for much, the third P, politicians, bear an even larger responsibility. Apparently, spending or in many cases giving funds away, has never been more attractive inside the Beltway.

The destruction of wealth in the past nine months is truly staggering. Personal investment accounts, retirement plans, endowments, charitable funds, etc. have all suffered tremendous declines. Economic dislocations are extensive and will not quickly be reversed. It will take an extended period to wring the Government-induced excesses out of the system. During the coming periods, there will be pockets of success, but volatility and modest gains will be the likely prospect. The Country and capitalism will survive, but it will occur in an environment of uncertainty and hardship for many.

We are seeing a current proclivity of investors to move funds toward value stocks. These types of investments tend to have healthy balance sheets and produce positive cash flows in their enterprises. Growth stocks, the positive engines of the last several years, which focus more on future growth of revenues and subsequent future earnings, are quickly falling behind in relative investment performance. For the current 9 months of the 2022 calendar year, S&P 500 value stocks have out-performed their S&P 500 growth components by over 15 percentage points.

When one category of stocks, growth or value, tend to outperform across various time periods, it is interesting from a current investment point of view. The current movement of business and the economy is towards the digital revolution. This shift, without question, favors growth type securities. As robotics, artificial intelligence, econometrics, renewable energy are all factors focused on the future, their values are

3

currently being repriced downward. As the old Chinese curse goes, “may you live in interesting times,” should be contemplated for future expectations of successful market areas.

While we truly hope for a positive development for our fundamental investment future, we continue to focus significant efforts to address the mitigation of risks in the portfolio. As in the past, we continue to broadly diversify the Fund. Your fund currently holds 68 common stocks. Cash equivalent positions are approximately 12.3%. The companies invested in your fund were represented in all of the Government’s Industrial Sectors.

As of September 30, 2022, the Fund’s net assets were $59.6 million; net asset value per share was $81.45; and the annualized ratio of expenses to net average assets was 0.87%. Portfolio turnover rate was 5% (not annualized). Income dividends of $0.4560 per share and capital gains of $1.2474 per share were distributed to shareholders during the six-months ended September 30, 2022.

The Government Street Opportunities Fund

The Government Street Opportunities Fund (the “Fund”), as of September 30, 2022, produced a fiscal six-month total return of -15.45%. By comparison, the Standard & Poor’s 400® Index and the Morningstar Mid Cap Blended Index, used as relative performance benchmarks, were -17.50% and -17.17%, respectively.

	Government
	Street
	Opportunities	S&P 400®	Morningstar
	Fund	Index	Mid Cap Blend
3 Qtr 2022	-2.78%	-2.46%	-3.84%
2 Qtr 2022	-13.03%	-15.42%	-14.27%
1 Qtr 2022	-5.96%	-4.88%	-5.06%
4 Qtr 2021	10.84%	8.00%	7.39%
Year End 9/30/22	-11.87%	-15.25%	-15.93%

The mid-capitalization category of individual companies is usually represented by the SPDR S&P Mid Cap 400 ETF Trust, currently ranging from approximately $1.50 billion to $16.97 billion (based on 8/31/2022 Morningstar data) market values. Generally, these companies are considered to have slightly higher risk and return characteristics than the S&P 500 companies, which start at the upper end of the mid-cap values and range in sizes 10 times or greater in terms of capitalization. As you would guess, the mid-cap companies tend to be primarily domestically oriented.

4

The top 10 holdings in The Government Street Mid-Cap Fund as of September 30, 2022 were:

Security Description	% of Net Assets
Mid-America Apartment Communities, Inc.	4.26%
Albemarle Corporation	3.25%
Enphase Energy, Inc.	3.05%
Waste Connections, Inc.	2.60%
Gallagher Arthur J & Company	2.51%
Nasdaq, Inc.	2.49%
NVIDIA Corporation	2.22%
Brown & Brown, Inc.	2.22%
Bio-Techne Corporation	2.08%
L3harris Technologies, Inc.	2.06%

There were significant individual performances during the six-months ended September 30, 2022. The five highest returns, held for the entire period, as measured by the time weighted rate of return, were:

6 Month
Security Description	Performance
Celsius Holdings, Inc.	64.33%
Enphase Energy, Inc.	37.51%
Albemarle Corporation	19.98%
Continental Resource, Inc.	9.93%
Devon Energy Corporation	6.72%

The five worst individual performances, held for the entire period, as measured by time weighted rate of return, were:

6 Month
Security Description	Performance
Bio-Techne Corporation	-34.30%
Woodward, Inc.	-35.50%
Advanced Micro Device, Inc.	-42.05%
Teleflex Corporation	-43.07%
NVIDIA Corporation	-55.47%

The Fund’s best performing economic sector for the 6 months was Consumer Staples, up 3.4%. The second-best sector was Energy, down -6.6%. The worst performing sector was Healthcare, down -25.9%.

Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent time weighted rates of return computation by the Addepar portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the year ended September 30, 2022.

5

We believe that mid-cap stocks offer an attractive combination of growth and safety as they have successfully overcome startup challenges yet remain nimble enough to generate stronger growth than large cap stocks. Mid-cap stocks have been able to match the performance of large cap stocks in down markets while exceeding large cap performance in up markets, leading to long-term outperformance.

The strategy to manage risks in the Fund is primarily thru diversification over the eleven economic sectors. The securities which comprise the Fund are represented in each of those sectors according to their perceived investment prospects. Finally, in periods of expected volatility, the Fund will hold higher than normal cash equivalent positions. On September 30, 2022 the cash equivalent position was 12.2%. In all cases, the intent is to manage portfolio’s volatility, which should result in greater compounded returns over time.

It may be interesting for the readers to compare and contrast the Global Industry Classification Standard (GICS) sectors between the larger capitalization SPDR S&P 500 ETF Trust and the lower capitalization SPDR S&P Mid Cap 400 ETF. The approximate weights based on component’s capitalizations change daily but are reasonably stable over short periods. As of September 30, 2022, they are:

GICS	S&P 500 (proxy)	S&P 400 (proxy)
Energy	5.35%	4.75%
Materials	2.28%	6.02%
Industrials	8.44%	18.38%
Consumer Discretionary	10.94%	14.16%
Consumer Staples	7.23%	4.10%
Health Care	15.15%	10.68%
Financials	13.26%	15.36%
Information Technology	23.75%	13.08%
Telecommunication Services	8.06%	1.69%
Utilities	2.89%	3.56%
Real Estate	2.66%	8.23%

The Government Street Opportunities Fund uses the SPDR S&P Mid Cap 400 ETF sector weights for guidance in its diversification of investment holdings.

As of September 30, 2022, the net assets of the Government Street Opportunities Fund were $54.5 million, and the net asset value per share was $32.54. The turnover rate for the previous six-months was 4% and the total number of holdings was 92 as of September 30, 2022. The net annualized expense ratio for the Fund was 1.06%. Capital gains of $0.9792 per share were distributed to shareholders during the six-months ended September 30, 2022.

6

Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

Very truly yours,

Thomas W. Leavell

President

Leavell Investment Management, Inc.

The Government Street Funds

7

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO INFORMATION
September 30, 2022 (Unaudited)

Asset Allocation

(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Microsoft Corporation	3.9%
Lockheed Martin Corporation	3.9%
JPMorgan Chase & Company	3.7%
Apple, Inc.	3.5%
Bio-Techne Corporation	3.3%
NVIDIA Corporation	3.3%
Amazon.com, Inc.	3.2%
Alphabet, Inc. - Classes A & C	2.7%
Mid-America Apartment Communities, Inc.	2.6%
AbbVie, Inc.	2.6%

8

THE GOVERNMENT STREET OPPORTUNITIES FUND
PORTFOLIO INFORMATION
September 30, 2022 (Unaudited)

Asset Allocation

(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Mid-America Apartment Communities, Inc.	4.3%
Albemarle Corporation	3.2%
Enphase Energy, Inc.	3.1%
Waste Connections, Inc.	2.6%
Arthur J. Gallagher & Company	2.5%
Nasdaq, Inc.	2.5%
NVIDIA Corporation	2.2%
Brown & Brown, Inc.	2.2%
Bio-Techne Corporation	2.1%
L3Harris Technologies, Inc.	2.1%

9

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2022 (Unaudited)
COMMON STOCKS — 87.8%	Shares	Value
Communications — 2.7%
Alphabet, Inc. - Class A (a)	4,000	$382,600
Alphabet, Inc. - Class C (a)	12,840	1,234,566
		1,617,166
Consumer Discretionary — 10.1%
Amazon.com, Inc. (a)	17,000	1,921,000
Home Depot, Inc. (The)	5,000	1,379,700
Lowe’s Companies, Inc.	5,500	1,032,955
McDonald’s Corporation	5,000	1,153,700
NIKE, Inc. - Class B	6,500	540,280
		6,027,635
Consumer Staples — 4.6%
Cal-Maine Foods, Inc.	1,000	55,590
Coca-Cola Company (The)	3,500	196,070
Colgate-Palmolive Company	1,500	105,375
Ingles Markets, Inc. - Class A	1,500	118,815
Kroger Company (The)	10,000	437,500
Procter & Gamble Company (The)	4,000	505,000
Walmart, Inc.	10,000	1,297,000
		2,715,350
Energy — 5.6%
APA Corporation	6,000	205,140
Cheniere Energy, Inc.	6,000	995,460
Chevron Corporation	3,500	502,845
Devon Energy Corporation	13,500	811,755
ONEOK, Inc.	7,000	358,680
Phillips 66	2,000	161,440
Shell plc - ADR	6,600	328,416
		3,363,736
Financials — 11.6%
Aflac, Inc.	16,000	899,200
Ares Management Corporation - Class A	5,000	309,750
Blackstone, Inc.	14,500	1,213,650
Brookfield Asset Management, Inc. - Class A	28,000	1,144,920
CME Group, Inc.	3,500	619,955
Intercontinental Exchange, Inc.	1,500	135,525
JPMorgan Chase & Company	21,000	2,194,500
Marsh & McLennan Companies, Inc.	2,500	373,225
		6,890,725
Health Care — 9.4%
Abbott Laboratories	9,500	919,220
AbbVie, Inc.	11,500	1,543,415
Bio-Techne Corporation	7,000	1,988,000
Edwards Lifesciences Corporation (a)	4,800	396,624

10

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 87.8% (Continued)	Shares	Value
Health Care — 9.4% (Continued)
Thermo Fisher Scientific, Inc.	900	$456,471
UnitedHealth Group, Inc.	600	303,024
		5,606,754
Industrials — 13.1%
Emerson Electric Company	6,500	475,930
General Dynamics Corporation	5,200	1,103,284
Honeywell International, Inc.	9,000	1,502,730
Lockheed Martin Corporation	6,000	2,317,740
Quanta Services, Inc.	2,500	318,475
Raytheon Technologies Corporation	13,500	1,105,110
TE Connectivity Ltd.	9,000	993,240
		7,816,509
Materials — 5.5%
Albemarle Corporation	5,000	1,322,200
Corteva, Inc.	2,000	114,300
Freeport-McMoRan, Inc.	25,000	683,250
Glencore plc - ADR	25,000	262,000
ICL Group Ltd.	10,000	81,800
International Paper Company	5,000	158,500
Linde plc	1,000	269,590
Mosaic Company (The)	6,000	289,980
Nucor Corporation	1,000	106,990
		3,288,610
Real Estate — 2.6%
Mid-America Apartment Communities, Inc.	10,000	1,550,700

Technology — 19.7%
Accenture plc - Class A	4,500	1,157,850
Apple, Inc.	15,000	2,073,000
ASML Holding N.V.	500	207,675
Mastercard, Inc. - Class A	2,000	568,680
Microsoft Corporation	10,000	2,329,000
NVIDIA Corporation	16,000	1,942,240
ON Semiconductor Corporation (a)	4,000	249,320
QUALCOMM, Inc.	6,000	677,880
Skyworks Solutions, Inc.	8,000	682,160
Texas Instruments, Inc.	6,200	959,636
Visa, Inc. - Class A	5,000	888,250
		11,735,691

11

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 87.8% (Continued)	Shares	Value
Utilities — 2.9%
Constellation Energy Corporation	1,700	$141,423
NextEra Energy, Inc.	1,100	86,251
NRG Energy, Inc.	2,500	95,675
Southern Company (The)	3,200	217,600
WEC Energy Group, Inc.	13,000	1,162,590
		1,703,539

Total Common Stocks (Cost $23,879,648)		$52,316,415

MONEY MARKET FUNDS — 12.3%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 2.73% (b) (Cost $7,337,878)	7,337,878	$7,337,878

Total Investments at Value — 100.1%
(Cost $31,217,526)		$59,654,293

Liabilities in Excess of Other Assets — (0.1%)		(50,456)

Net Assets — 100.0%		$59,603,837

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2022.

See accompanying notes to financial statements.

12

THE GOVERNMENT STREET OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2022 (Unaudited)
COMMON STOCKS — 87.9%	Shares	Value
Consumer Discretionary — 3.2%
Gildan Activewear, Inc.	10,000	$282,700
Hasbro, Inc.	2,500	168,550
NVR, Inc. (a)	135	538,256
Service Corporation International	13,000	750,620
		1,740,126
Consumer Staples — 4.4%
Bunge Ltd.	3,000	247,710
Cal-Maine Foods, Inc.	2,000	111,180
Celsius Holdings, Inc. (a)	12,000	1,088,160
Church & Dwight Company, Inc.	9,000	642,960
Ingles Markets, Inc. - Class A	1,500	118,815
Molson Coors Beverage Company - Class B	4,000	191,960
		2,400,785
Energy — 8.3%
APA Corporation	9,000	307,710
Continental Resources, Inc.	9,000	601,290
Denbury, Inc. (a)	1,500	129,390
Devon Energy Corporation	10,000	601,300
Enphase Energy, Inc. (a)	6,000	1,664,820
Marathon Oil Corporation	21,000	474,180
Northern Oil and Gas, Inc.	5,000	137,050
ONEOK, Inc.	3,500	179,340
Ovintiv, Inc.	6,000	276,000
Targa Resources Corporation	1,750	105,595
Vertex Energy, Inc. (a)	11,500	71,645
		4,548,320
Financials — 19.7%
Alleghany Corporation (a)	1,190	998,850
American Financial Group, Inc.	8,600	1,057,198
Ares Management Corporation - Class A	6,500	402,675
Arthur J. Gallagher & Company	8,000	1,369,760
B. Riley Financial, Inc.	2,500	111,300
Berkley (W.R.) Corporation	16,762	1,082,490
Brown & Brown, Inc.	20,000	1,209,600
CME Group, Inc.	5,000	885,650
Intercontinental Exchange, Inc.	9,000	813,150
Morgan Stanley	8,565	676,721
Nasdaq, Inc.	24,000	1,360,320
Old Republic International Corporation	24,400	510,692
Voya Financial, Inc.	4,000	242,000
		10,720,406
Health Care — 12.3%
Bio-Rad Laboratories, Inc. - Class A (a)	1,500	625,710

13

THE GOVERNMENT STREET OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 87.9% (Continued)	Shares	Value
Health Care — 12.3% (Continued)
Bio-Techne Corporation	4,000	$1,136,000
Centene Corporation (a)	6,000	466,860
Charles River Laboratories International, Inc. (a)	4,500	885,600
Chemed Corporation	2,500	1,091,400
Laboratory Corporation of America Holdings	2,574	527,181
Penumbra, Inc. (a)	2,000	379,200
ResMed, Inc.	1,200	261,960
Teleflex, Inc.	3,950	795,767
Waters Corporation (a)	2,000	539,060
		6,708,738
Industrials — 16.6%
AMETEK, Inc.	2,350	266,513
C.H. Robinson Worldwide, Inc.	4,000	385,240
Donaldson Company, Inc.	13,000	637,130
Expeditors International of Washington, Inc.	8,000	706,480
Fastenal Company	18,000	828,720
Graco, Inc.	13,000	779,350
Jacobs Solutions, Inc.	8,475	919,453
L3Harris Technologies, Inc.	5,400	1,122,282
MasTec, Inc. (a)	5,700	361,950
MSC Industrial Direct Company, Inc. - Class A	5,000	364,050
National Instruments Corporation	12,000	452,880
nVent Electric plc	2,900	91,669
Pentair plc	2,900	117,827
Snap-on, Inc.	1,475	296,991
Waste Connections, Inc.	10,500	1,418,865
Woodward, Inc.	3,900	313,014
		9,062,414
Materials — 10.4%
Albemarle Corporation	6,700	1,771,748
American Vanguard Corporation	6,000	112,200
Ashland, Inc.	6,000	569,820
ATI, Inc. (a)	2,000	53,220
CF Industries Holdings, Inc.	1,000	96,250
ICL Group Ltd.	17,000	139,060
Livent Corporation (a)	2,000	61,300
Martin Marietta Materials, Inc.	3,000	966,270
Packaging Corporation of America	6,000	673,740
Steel Dynamics, Inc.	14,000	993,300
Valvoline, Inc.	9,236	234,040
		5,670,948
Real Estate — 4.3%
Mid-America Apartment Communities, Inc.	15,000	2,326,050

14

THE GOVERNMENT STREET OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 87.9% (Continued)	Shares	Value
Technology — 8.7%
Advanced Micro Devices, Inc. (a)	1,464	$92,759
Analog Devices, Inc.	3,671	511,517
ANSYS, Inc. (a)	3,000	665,100
Arrow Electronics, Inc. (a)	9,100	838,929
Broadridge Financial Solutions, Inc.	3,500	505,120
Lam Research Corporation	1,075	393,450
Microchip Technology, Inc.	8,800	537,064
NVIDIA Corporation	10,000	1,213,900
		4,757,839

Total Common Stocks (Cost $17,457,177)		$47,935,626

MONEY MARKET FUNDS — 12.1%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 2.73% (b) (Cost $6,603,987)	6,603,987	$6,603,987

Total Investments at Value — 100.0%
(Cost $24,061,164)		$54,539,613

Other Assets in Excess of Liabilities — 0.0% (c)		5,276

Net Assets — 100.0%		$54,544,889

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2022.

(c)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

15

THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2022 (Unaudited)
	The	The
	Government	Government
	Street	Street
	Equity	Opportunities
	Fund	Fund
ASSETS
Investments in securities:
At cost	$31,217,526	$24,061,164
At value (Note 2)	$59,654,293	$54,539,613
Receivable for capital shares sold	—	415
Dividends receivable	20,332	37,937
Other assets	12,465	13,373
TOTAL ASSETS	59,687,090	54,591,338

LIABILITIES
Distributions payable	3,476	—
Payable for capital shares redeemed	36,801	—
Accrued investment advisory fees (Note 4)	31,579	35,424
Payable to administrator (Note 4)	5,880	5,580
Other accrued expenses	5,517	5,445
TOTAL LIABILITIES	83,253	46,449

NET ASSETS	$59,603,837	$54,544,889

Net assets consists of:
Paid-in capital	$30,623,029	$23,863,457
Accumulated earnings	28,980,808	30,681,432
Net assets	$59,603,837	$54,544,889

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	731,797	1,676,471

Net asset value, offering price and redemption price per share (Note 2)	$81.45	$32.54

See accompanying notes to financial statements.

16

THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended September 30, 2022 (Unaudited)
	The	The
	Government	Government
	Street	Street
	Equity	Opportunities
	Fund	Fund
INVESTMENT INCOME
Dividends	$626,395	$506,460
Foreign withholding taxes on dividends	(3,878)	(2,191)
TOTAL INVESTMENT INCOME	622,517	504,269

EXPENSES
Investment advisory fees (Note 4)	202,837	221,352
Administration fees (Note 4)	33,912	30,341
Shareholder servicing fees (Note 4)	10,853	9,931
Trustees’ fees and expenses (Note 4)	9,233	9,233
Legal fees	7,720	9,746
Registration and filing fees	8,300	8,409
Audit and tax services fees	7,750	7,750
Compliance fees (Note 4)	3,500	3,500
Custodian and bank service fees	3,481	3,481
Shareholder reporting expenses	2,507	2,779
Postage and supplies	1,713	1,841
Other expenses	2,897	3,026
TOTAL EXPENSES	294,703	311,389

NET INVESTMENT INCOME	327,814	192,880

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investments	546,904	333,791
Net change in unrealized appreciation (depreciation) on investments	(16,440,719)	(10,438,981)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(15,893,815)	(10,105,190)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,566,001)	$(9,912,310)

See accompanying notes to financial statements.

17

THE GOVERNMENT STREET EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Six Months	Year
	Ended	Ended
	Sept. 30, 2022	March 31,
	(Unaudited)	2022
FROM OPERATIONS
Net investment income	$327,814	$412,746
Net realized gains from investments	546,904	5,106,081
Net realized gains from in-kind redemptions (Note 2)	—	1,999,879
Net change in unrealized appreciation (depreciation) on investments	(16,440,719)	4,425,800
Net increase (decrease) in net assets resulting from operations	(15,566,001)	11,944,506

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(1,230,456)	(7,830,507)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	89,684	187,886
Net asset value of shares issued in reinvestment of distributions to shareholders	1,210,890	7,692,565
Payments for shares redeemed	(1,346,567)	(5,496,437)
Net increase (decrease) in net assets from capital share transactions	(45,993)	2,384,014

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,842,450)	6,498,013

NET ASSETS
Beginning of period	76,446,287	69,948,274
End of period	$59,603,837	$76,446,287

CAPITAL SHARE ACTIVITY
Shares sold	966	1,769
Shares reinvested	14,179	73,460
Shares redeemed	(14,308)	(52,009)
Net increase in shares outstanding	837	23,220
Shares outstanding, beginning of period	730,960	707,740
Shares outstanding, end of period	731,797	730,960

See accompanying notes to financial statements.

18

THE GOVERNMENT STREET OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Six Months	Year
	Ended	Ended
	Sept. 30, 2022	March 31,
	(Unaudited)	2022
FROM OPERATIONS
Net investment income	$192,880	$278,275
Net realized gains from investments	333,791	1,832,823
Net realized gains from in-kind redemptions (Note 2)	—	1,856,180
Net change in unrealized appreciation (depreciation) on investments	(10,438,981)	4,612,711
Net increase (decrease) in net assets resulting from operations	(9,912,310)	8,579,989

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(1,574,663)	(2,370,958)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,311,495	1,467,336
Net asset value of shares issued in reinvestment of distributions to shareholders	1,542,056	2,320,422
Payments for shares redeemed	(1,234,331)	(3,872,081)
Net increase (decrease) in net assets from capital share transactions	1,619,220	(84,323)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,867,753)	6,124,708

NET ASSETS
Beginning of period	64,412,642	58,287,934
End of period	$54,544,889	$64,412,642

CAPITAL SHARE ACTIVITY
Shares sold	38,467	36,359
Shares reinvested	46,073	59,110
Shares redeemed	(34,095)	(100,578)
Net increase (decrease) in shares outstanding	50,445	(5,109)
Shares outstanding, beginning of period	1,626,026	1,631,135
Shares outstanding, end of period	1,676,471	1,626,026

See accompanying notes to financial statements.

19

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
	Selected Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months
	Ended
	Sept. 30,
	2022		Years Ended March 31,
	(Unaudited)		2022	2021	2020	2019	2018
Net asset value at beginning of period	$104.58		$98.83	$68.30	$73.37	$74.60	$67.08

Income (loss) from investment operations:
Net investment income	0.45		0.58	0.64	0.80	0.69	0.66
Net realized and unrealized gains (losses) on investments	(21.87)		16.42	36.33	(1.82)	3.37	9.32
Total from investment operations	(21.42)		17.00	36.97	(1.02)	4.06	9.98

Less distributions from:
Net investment income	(0.46)		(0.58)	(0.64)	(0.80)	(0.68)	(0.65)
Net realized gains	(1.25)		(10.67)	(5.80)	(3.25)	(4.61)	(1.81)
Total distributions	(1.71)		(11.25)	(6.44)	(4.05)	(5.29)	(2.46)

Net asset value at end of period	$81.45		$104.58	$98.83	$68.30	$73.37	$74.60

Total return (a)	(20.56	%) (b)	17.51%	55.46%	(2.04%)	5.65%	15.08%

Net assets at end of period (000’s)	$59,604		$76,446	$69,948	$49,981	$56,180	$62,707

Ratio of total expenses to average net assets	0.87	% (c)	0.84%	0.86%	0.91%	0.89%	0.88%

Ratio of net investment income to average net assets	0.97	% (c)	0.55%	0.71%	1.01%	0.92%	0.90%

Portfolio turnover rate	5	% (b)	14%	17%	14%	9%	13%

(a)	Total return is a measure of the change in value on an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deductions of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes to financial statements.

20

THE GOVERNMENT STREET OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
	Selected Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months
	Ended
	Sept. 30,
	2022		Years Ended March 31,
	(Unaudited)		2022	2021	2020	2019	2018
Net asset value at beginning of period	$39.61		$35.73	$23.56	$26.78	$26.64	$24.42

Income (loss) from investment operations:
Net investment income	0.12		0.17	0.10	0.16	0.18	0.20
Net realized and unrealized gains (losses) on investments	(6.21)		5.20	13.19	(2.16)	0.90	3.32
Total from investment operations	(6.09)		5.37	13.29	(2.00)	1.08	3.52

Less distributions from:
Net investment income	—		(0.18)	(0.10)	(0.16)	(0.14)	(0.20)
Net realized gains	(0.98)		(1.31)	(1.02)	(1.06)	(0.80)	(1.10)
Total distributions	(0.98)		(1.49)	(1.12)	(1.22)	(0.94)	(1.30)

Net asset value at end of period	$32.54		$39.61	$35.73	$23.56	$26.78	$26.64

Total return (a)	(15.45	%) (b)	15.11%	57.00%	(8.18%)	4.21%	14.67%

Net assets at end of period (000’s)	$54,545		$64,413	$58,288	$39,422	$46,293	$50,059

Ratio of total expenses to average net assets	1.06	% (c)	1.02%	1.07%	1.09%	1.08%	1.06%

Ratio of net investment income to average net assets	0.65	% (c)	0.44%	0.32%	0.57%	0.64%	0.78%

Portfolio turnover rate	4	% (b)	8%	13%	2%	6%	12%

(a)	Total return is a measure of the change in value on an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deductions of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes to financial statements.

21

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2022 (Unaudited)

1. Organization

The Government Street Equity Fund and The Government Street Opportunities Fund (formerly, The Government Street Mid-Cap Fund) (the “Funds”) are each a diversified, no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The investment objective of The Government Street Equity Fund is to seek capital appreciation.

The investment objective of The Government Street Opportunities Fund is to seek capital appreciation.

2. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds (“ETFs”), if any, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, other than ETFs but including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security

22

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

or related securities, or a combination of these and other factors. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Funds’ investments based on the inputs used to value the investments as of September 30, 2022, by asset type:

The Government Street Equity Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$52,316,415	$—	$—	$52,316,415
Money Market Funds	7,337,878	—	—	7,337,878
Total	$59,654,293	$—	$—	$59,654,293

The Government Street Opportunities Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$47,935,626	$—	$—	$47,935,626
Money Market Funds	6,603,987	—	—	6,603,987
Total	$54,539,613	$—	$—	$54,539,613

Refer to each Fund’s Schedule of Investments for a listing of the common stocks by sector type. There were no Level 3 securities or derivative instruments held by the Funds as of or during the six months ended September 30, 2022.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income — Interest income is accrued as earned. Discounts and premiums on fixed-income securities purchased, if any, are amortized using the interest method. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in

23

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

dividend income, if any, are recorded at the fair market value of the security received. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund and declared and paid annually to shareholders of The Government Street Opportunities Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Dividends and distributions are recorded on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

The tax character of distributions paid during the periods ended September 30, 2022 and March 31, 2022 was as follows:

	Periods	Ordinary	Long-Term	Total
	Ended	Income	Capital Gains	Distributions
The Government Street Equity Fund	09/30/22	$331,073	$899,383	$1,230,456
	03/31/22	$414,011	$7,417,115	$7,831,126

The Government Street Opportunities Fund	09/30/22	$—	$1,574,663	$1,574,663
	03/31/22	$555,791	$1,815,167	$2,370,958

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investment securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any net realized capital gains are distributed in accordance with the Code.

24

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2022:

	The Government	The Government
	Street Equity	Street Opportunities
	Fund	Fund
Cost of investments	$31,217,526	$24,061,164
Gross unrealized appreciation	$28,962,863	$30,872,967
Gross unrealized depreciation	(526,096)	(394,518)
Net unrealized appreciation	28,436,767	30,478,449
Accumulated ordinary income	628	168,502
Other gains	546,889	34,481
Distributions payable	(3,476)	—
Total accumulated earnings	$28,980,808	$30,681,432

The Funds may recognize a gain on in-kind redemptions, if any, to the extent that the value of the distributed investment securities on the date of redemption exceeds the cost of those investment securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds may reclassify these gains against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on each Fund’s net assets or NAV per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for the current and all open tax years (generally, three years) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

25

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2022:

		The Government
	The Government	Street
	Street Equity	Opportunities
	Fund	Fund
Purchases of investment securities	$3,277,383	$2,718,547
Proceeds from sales of investment securities	$4,303,396	$2,237,461

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by Leavell Investment Management, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.60% of its average daily net assets up to $100 million and 0.50% of such assets in excess of $100 million. The Government Street Opportunities Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets.

Certain officers of the Trust are also officers of the Adviser.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

SHAREHOLDER SERVICING PLAN

The Funds have adopted a Shareholder Servicing Plan (the “Plan”), which allows each Fund to make payments to financial organizations (including payments directly to the Adviser and the distributor) for providing account administration and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund’s average daily net assets. During the six months ended September 30, 2022, The Government Street Equity Fund and The Government Street Opportunities Fund incurred fees of $10,853 and $9,931, respectively, under the Plan.

26

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $30,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

6. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

27

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment returns of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2022 through September 30, 2022).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

28

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning	Ending		Expenses
	Account Value	Account Value	Expense	Paid During
	April 1, 2022	Sept. 30, 2022	Ratio(a)	Period(b)
The Government Street Equity Fund
Based on Actual Fund Return	$1,000.00	$794.40	0.87%	$3.91
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.71	0.87%	$4.41

The Government Street Opportunities Fund
Based on Actual Fund Return	$1,000.00	$845.50	1.06%	$4.90
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.75	1.06%	$5.37

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

29

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov and the Funds’ website https://funddocs.filepoint.com/govstreet/.

30

THE GOVERNMENT STREET FUNDS
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Funds’ Board of Trustees approved the appointment of a Liquidity Risk Committee, which includes representatives from Leavell Investment Management, Inc., the Funds’ investment adviser, and Ultimus Fund Solutions, LLC, the Funds’ Administrator. The Liquidity Risk Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Risk Committee updated its assessment of each Fund’s liquidity risk profile, considering additional data gathered in the 12 months ended May 31, 2022 and the adequacy and effectiveness of the liquidity risk management program’s operations from June 1, 2021 through May 31, 2022 (the “Review Period”) in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on August 16, 2022. During the Review Period, neither Fund experienced unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

31

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The Government Street Funds

No-Load Mutual Funds

Investment Adviser
Leavell Investment Management, Inc.
210 St. Joseph Street
Mobile, AL 36602

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707
1-866-738-1125

Legal Counsel
Sullivan & Worcester LLP
1666 K Street, N.W.
Washington, DC 20006

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 N Water Street,
Suite 830
Milwaukee, WI 53202

Board of Trustees
Robert S. Harris, Ph.D., Chairman
John P. Ackerly, IV
John T. Bruce
George K. Jennison
Harris V. Morrissette
Elizabeth W. Robertson

Portfolio Manager
Thomas W. Leavell,
The Government Street Equity Fund
The Government Street Opportunities Fund

Government Street-SAR-22

THE JAMESTOWN EQUITY FUND

No-Load Fund

SEMI-ANNUAL REPORT

September 30, 2022

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
Richmond, Virginia

LETTER TO SHAREHOLDERS	November 3, 2022

For the six-month period ending September 30, 2022, The Jamestown Equity Fund (the “Fund”) return of -18.62% compared to -20.20% for the S&P 500® Index. Both sector allocation and stock selection added to relative outperformance in the past six months. The primary driver of the positive contribution from sector selection was the cash the Fund held in a down period for the equity markets. Negative stock selection in Materials, Communications, and Energy were more than offset by positive selection in the Health Care, Financials, and Real Estate sectors.

After seemingly waiting too long to recognize that inflation was not as transitory as they believed, the Federal Reserve and other Central Banks around the world got serious about tightening monetary policy to combat decades-high inflation. The most significant impact on equities during the past six months was valuation compression as investors priced in higher interest rates all along the Treasury curve. Some leading indicators of inflation have begun to moderate, but wage pressure and the cost of home ownership (and the rental equivalent) have proved sticky so far as they typically lag any slowdown in the economy. Those pressures, along with high energy and food prices caused in large part by Russia’s invasion of Ukraine, are leading the Federal Reserve to continue hiking interest rates at an unprecedented pace.

Corporate profits have mostly held up so far during the correction in equity markets, but pressure on earnings and cash flow is likely to appear as the economy slows, especially if higher interest rates push the economy into a recession. Stocks have traditionally been considered inflation pass-throughs, and that looks reaffirmed. Margins have declined a little but are still in the range of the last ten years. This critical factor will determine the resiliency of the markets in the face of an abundance of bad news. Profitability has not only held up but remains robust, and it’s worth noting why. Our markets are no longer headlined by plodding, deeply cyclical businesses. In fact, just the opposite. A sort of cream of global franchises has risen to the top of our large-cap universe. Monopolies might be an overstatement, but it’s close. And they’ve had decades to fine-tune not only their markets but also their costs and internal controls. They are formidable. That’s not to say a recession wouldn’t dent their earnings; it would, but to what degree is an open question. As for the more pedestrian areas of the market, an average recession will produce a significant decline in earnings.

At the recent lows in equity markets, the S&P 500® was down almost 25% from all-time high levels reached early in 2022. Small-capitalization stocks and the technology-led NASDAQ are down even more. This is a fairly typical decline for equity markets in mild recessions, so a lot of the bad news is potentially already priced into markets. However, we still have some concern that a reduction in corporate earnings and cash flows are still in front of us. As such, we are maintaining higher-than-normal levels of cash in the Fund. At the end of September 2022, the Fund had a 10.2% allocation to cash as we look for opportunities to purchase additional high-quality companies trading at reasonable valuations. The greatest sector overweights in the portfolio, relative to benchmark weightings, were in the Industrials, Financials, and Consumer Discretionary sectors, while the largest sector underweights in the Fund were in the Utilities, Technology, and Real Estate sectors.

1

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Equity Fund
and the S&P 500® Index

	Average Annual Total Returns
	(for periods ended September 30, 2022)

	1 Year	5 Years	10 Years
The Jamestown Equity Fund (a)	-15.51%	9.47%	10.32%
S&P 500® Index	-15.47%	9.24%	11.70%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

THE JAMESTOWN EQUITY FUND PORTFOLIO INFORMATION September 30, 2022 (Unaudited)

Asset Allocation (% of Net Assets)

% of
Ten Largest Equity Holdings	Net Assets
Apple, Inc.	5.5%
Microsoft Corporation	4.0%
Alphabet, Inc. - Class A and C	3.3%
Amazon.com, Inc.	3.1%
Vanguard Information Technology ETF	2.9%
Chevron Corporation	2.7%
Meta Platforms, Inc. - Class A	2.6%
JPMorgan Chase & Company	2.4%
Eaton Corporation plc	2.1%
Ameriprise Financial, Inc.	2.1%

Sector Concentration vs. the S&P 500® Index

3

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2022 (Unaudited)
COMMON STOCKS — 82.5%	Shares	Value
Communications — 9.8%
Alphabet, Inc. - Class A (a)	3,320	$317,558
Alphabet, Inc. - Class C (a)	10,000	961,500
Booking Holdings, Inc. (a)	410	673,716
Comcast Corporation - Class A	14,250	417,953
Meta Platforms, Inc. - Class A (a)	7,300	990,464
Walt Disney Company (The) (a)	4,300	405,619
		3,766,810
Consumer Discretionary — 7.6%
Amazon.com, Inc. (a)	10,700	1,209,100
Ford Motor Company	26,500	296,800
Home Depot, Inc. (The)	1,350	372,519
Lowe’s Companies, Inc.	2,300	431,963
TJX Companies, Inc. (The)	10,100	627,412
		2,937,794
Consumer Staples — 6.2%
PepsiCo, Inc.	4,500	734,670
Procter & Gamble Company (The)	5,100	643,875
Target Corporation	4,300	638,077
Walmart, Inc.	3,000	389,100
		2,405,722
Energy — 5.5%
Chevron Corporation	7,200	1,034,424
Exxon Mobil Corporation	2,250	196,447
Schlumberger Ltd.	12,545	450,366
TotalEnergies SE - ADR	9,500	441,940
		2,123,177
Financials — 12.0%
Ameriprise Financial, Inc.	3,250	818,837
Chubb Ltd.	2,000	363,760
Goldman Sachs Group, Inc. (The)	1,800	527,490
JPMorgan Chase & Company	8,800	919,600
Morgan Stanley	7,500	592,575
PNC Financial Services Group, Inc. (The)	4,800	717,216
Truist Financial Corporation	16,000	696,640
		4,636,118
Health Care — 13.0%
Amgen, Inc.	1,300	293,020
CVS Health Corporation	8,500	810,645
Elevance Health, Inc.	1,650	749,496
Johnson & Johnson	4,000	653,440
Merck & Company, Inc.	4,837	416,562
Pfizer, Inc.	13,000	568,880

4

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 82.5% (Continued)	Shares	Value
Health Care — 13.0% (Continued)
Thermo Fisher Scientific, Inc.	1,400	$710,066
UnitedHealth Group, Inc.	1,600	808,064
		5,010,173
Industrials — 8.7%
Eaton Corporation plc	6,200	826,832
Lockheed Martin Corporation	900	347,661
Norfolk Southern Corporation	3,400	712,810
Raytheon Technologies Corporation	5,000	409,300
Trane Technologies plc	4,100	593,721
United Parcel Service, Inc. - Class B	3,000	484,620
		3,374,944
Materials — 1.2%
Eastman Chemical Company	6,700	476,035

Real Estate — 1.1%
American Tower Corporation	2,000	429,400

Technology — 17.4%
Apple, Inc.	15,500	2,142,100
Applied Materials, Inc.	6,300	516,159
Broadcom, Inc.	1,300	577,213
Cisco Systems, Inc.	17,750	710,000
Microsoft Corporation	6,700	1,560,430
Oracle Corporation	11,000	671,770
Visa, Inc. - Class A	3,175	564,039
		6,741,711

Total Common Stocks (Cost $16,129,268)		$31,901,884

EXCHANGE-TRADED FUNDS — 7.3%	Shares	Value
Consumer Staples Select Sector SPDR Fund	7,550	$503,812
iShares Expanded Tech-Software Sector ETF	2,700	675,351
iShares Semiconductor ETF	1,600	509,968
Vanguard Information Technology ETF	3,700	1,137,269
Total Exchange-Traded Funds (Cost $1,672,083)		$2,826,400

5

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 10.2%	Shares	Value
Federated Hermes Government Obligations Fund - Institutional Class, 2.82% (b) (Cost $3,948,871)	3,948,871	$3,948,871

Total Investments at Value — 100.0%
(Cost $21,750,222)		$38,677,155

Liabilities in Excess of Other Assets — (0.0%) (c)		(24,792)

Net Assets — 100.0%		$38,652,363

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of September 30, 2022.

(c)	The percentage rounds to less than 0.1%

See accompanying notes to financial statements.

6

THE JAMESTOWN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022 (Unaudited)
ASSETS
Investments in securities:
At cost	$21,750,222
At value (Note 2)	$38,677,155
Cash	2,747
Dividends receivable	28,341
Other assets	10,618
TOTAL ASSETS	38,718,861

LIABILITIES
Distributions payable	1,769
Payable for capital shares redeemed	36,507
Accrued investment advisory fees (Note 4)	18,079
Payable to administrator (Note 4)	6,000
Other accrued expenses	4,143
TOTAL LIABILITIES	66,498

NET ASSETS	$38,652,363

Net assets consist of:
Paid-in capital	$19,593,495
Accumulated earnings	19,058,868
Net assets	$38,652,363

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,639,828

Net asset value, offering price and redemption price per share (Note 2)	$23.57

See accompanying notes to financial statements.

7

THE JAMESTOWN EQUITY FUND
STATEMENT OF OPERATIONS
Six Months Ended September 30, 2022 (Unaudited)
INVESTMENT INCOME
Dividends	$401,033
Foreign withholding taxes on dividends	(1,543)
TOTAL INVESTMENT INCOME	399,490

EXPENSES
Investment advisory fees (Note 4)	144,387
Administration fees (Note 4)	30,000
Trustees’ fees and expenses (Note 4)	9,233
Audit and tax services fees	7,750
Registration and filing fees	7,581
Legal fees	7,055
Compliance service fees (Note 4)	6,000
Custodian and bank service fees	3,783
Shareholder reporting expense	3,320
Shareholder servicing fees (Note 4)	2,230
Postage and supplies	2,034
Insurance expense	724
Other expenses	3,244
TOTAL EXPENSES	227,341
Fees voluntarily waived by the Adviser (Note 4)	(16,314)
NET EXPENSES	211,027

NET INVESTMENT INCOME	188,463

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investment transactions	2,196,817
Net change in unrealized appreciation (depreciation) on investments	(11,570,971)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(9,374,154)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,185,691)

See accompanying notes to financial statements.

8

THE JAMESTOWN EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Six Months
	Ended	Year
	Sept. 30,	Ended
	2022	March 31,
	(Unaudited)	2022
FROM OPERATIONS
Net investment income	$188,463	$261,336
Net realized gains on investment transactions	2,196,817	4,239,158
Net change in unrealized appreciation (depreciation) on investments	(11,570,971)	1,661,988
Net increase (decrease) in net assets resulting from operations	(9,185,691)	6,162,482

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(3,308,494)	(2,031,746)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	123,374	632,455
Net asset value of shares issued in reinvestment of distributions to shareholders	3,226,589	1,946,154
Payments for shares redeemed	(2,394,688)	(3,917,381)
Net increase (decrease) in net assets from capital share transactions	955,275	(1,338,772)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(11,538,910)	2,791,964

NET ASSETS
Beginning of period	50,191,273	47,399,309
End of period	$38,652,363	$50,191,273

CAPITAL SHARE ACTIVITY
Shares sold	4,748	20,108
Shares reinvested	130,973	61,648
Shares redeemed	(92,648)	(121,490)
Net increase (decrease) in shares outstanding	43,073	(39,734)
Shares outstanding, beginning of period	1,596,755	1,636,489
Shares outstanding, end of period	1,639,828	1,596,755

See accompanying notes to financial statements.

9

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS

	Selected Per Share Data for a Share Outstanding Throughout Each Period:
	Six Months
	Ended
	Sept. 30
	2022		Years Ended March 31,
	(Unaudited)		2022	2021	2020	2019	2018
Net asset value at beginning of period	$31.43		$28.96	$19.08	$21.79	$22.10	$20.89

Income (loss) from investment operations:
Net investment income (a)	0.12		0.16	0.17	0.22	0.24	0.19
Net realized and unrealized gains (losses) on investments	(5.88)		3.57	11.05	(1.35)	1.10	2.51
Total from investment operations	(5.76)		3.73	11.22	(1.13)	1.34	2.70

Less distributions from:
Net investment income	(0.12)		(0.16)	(0.18)	(0.22)	(0.24)	(0.19)
Net realized gains	(1.98)		(1.10)	(1.16)	(1.36)	(1.41)	(1.30)
Total distributions	(2.10)		(1.26)	(1.34)	(1.58)	(1.65)	(1.49)

Net asset value at end of period	$23.57		$31.43	$28.96	$19.08	$21.79	$22.10

Total return (b)	(18.62	%) (c)	12.91%	60.23%	(6.17%)	6.40%	13.35%

Net assets at end of year (000’s)	$38,652		$50,191	$47,399	$31,062	$36,658	$37,570

Ratio of total expenses to average net assets (d)	1.02	% (e)	0.96%	1.05%	1.08%	1.03%	1.03%

Ratio of net expenses to average net assets (d)(f)	0.95	% (e)	0.95%	0.95%	0.95%	0.95%	0.95%

Ratio of net investment income to average net assets (a)(d)(f)	0.85	% (e)	0.51%	0.70%	0.96%	1.10%	0.87%

Portfolio turnover rate	1	% (c)	8%	10%	18%	18%	18%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the underlying investment companies in which the Fund invests.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not Annualized

(d)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests. Ratios were also determined based on net expenses after expense reimbursements through a previously directed brokerage arrangement.

(e)	Annualized

(f)	Ratio was determined after voluntary advisory fee waivers by the Adviser and reimbursed expenses (Note 4).

See accompanying notes to financial statements.

10

THE JAMESTOWN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2022 (Unaudited)

1. Organization

The Jamestown Equity Fund (the “Fund”) is a diversified, no-load series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The investment objective of the Fund is long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Securities valuation — The Fund’s portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds (“ETFs”), are generally valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, other than ETFs but including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods consistent with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

11

THE JAMESTOWN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments based on the inputs used to value the investments as of September 30, 2022, by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$31,901,884	$—	$—	$31,901,884
Exchange-Traded Funds	2,826,400	—	—	2,826,400
Money Market Funds	3,948,871	—	—	3,948,871
Total	$38,677,155	$—	$—	$38,677,155

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector type. There were no Level 3 securities or derivative instruments held by the Fund as of or during the six months ended September 30, 2022.

Share valuation — The NAV per share of the Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment income — Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Withholding taxes on foreign dividends received by the Fund, if any, have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the periods ended September 30, 2022 and March 31, 2022 was as follows:

Periods	Ordinary	Long-Term	Total
Ended	Income	Capital Gains	Distributions
9/30/2022	$234,405	$3,074,089	$3,308,494
3/31/2022	$288,603	$1,746,016	$2,034,619

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investment securities sold are determined on a specific identification basis.

12

THE JAMESTOWN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities, each as of the date of the financial statements, and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated earnings at September 30, 2022 was as follows:

Tax cost of investments	$21,813,851
Gross unrealized appreciation	$17,883,167
Gross unrealized depreciation	(1,019,863)
Net unrealized appreciation	16,863,304
Accumulated ordinary income	913
Other gains	2,196,420
Distributions payable	(1,769)
Accumulated earnings	$19,058,868

The difference between the federal income tax cost of investments and the financial statement cost of investments for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for the current and all open tax years (generally three years) of the Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

13

THE JAMESTOWN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2022:

Purchase of investment securities	$504,336
Proceeds from sales of investment securities	$5,000,789

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Lowe, Brockenbrough & Company, Inc., d/b/a Brockenbrough (the “Adviser”) under the terms of an Investment Advisory Agreement. The Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.65% of its average daily net assets up to $500 million and 0.55% of such assets in excess of $500 million. Certain officers of the Trust are also officers of the Adviser.

During the six months ended September 30, 2022, the Adviser voluntarily limited the total annual operating expenses of the Fund to 0.95% of average daily net assets; accordingly, the Adviser voluntarily waived $16,314 of its investment advisory fees during the six months ended September 30, 2022. This amount is not subject to recapture in future periods.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Fund and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

SHAREHOLDER SERVICING PLAN

The Fund has adopted a Shareholder Servicing Plan (the “Plan”), which allows the Fund to make payments to financial organizations (including payments directly to the Adviser and the distributor) for providing account administration and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of the Fund’s average daily net assets. During the six months ended September 30, 2022, the incurred fees of $2,230 under the Plan.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $30,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair);

14

THE JAMESTOWN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust pays its proportionate share of such fees.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of September 30, 2022, The Jamestown Equity Fund had 23.4% of the value of its net assets invested in common stocks and ETFs within the Technology sector.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

15

THE JAMESTOWN EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2022 through September 30, 2022).

The table below illustrates the Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Fund’s actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

16

THE JAMESTOWN EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

		Ending
	Beginning	Account Value	Net	Expenses
	Account Value	September 30,	Expense	Paid During
	April 1, 2022	2022	Ratio(a)	Period(b)
Based on Actual Fund Return	$1,000.00	$ 813.80	0.95%	$4.32
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.31	0.95%	$4.81

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov and on the Fund’s website www.jamestownfunds.com.

17

THE JAMESTOWN EQUITY FUND
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Trustees approved the appointment of a Liquidity Risk Committee, which includes representatives from Lowe, Brockenbrough & Company, Inc., d/b/a Brockenbrough, the Fund’s investment adviser, and Ultimus Fund Solutions, LLC, the Fund’s Administrator. The Liquidity Risk Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Risk Committee updated its assessment of the Fund’s liquidity risk profile, considering additional data gathered in the 12 months ended May 31, 2022 and the adequacy and effectiveness of the liquidity risk management program’s operations from June 1, 2021 through May 31, 2022 (the “Review Period”) in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on August 16, 2022. During the Review Period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

18

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THE JAMESTOWN EQUITY FUND

www.jamestownfunds.com

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
d/b/a Brockenbrough
1802 Bayberry Court
Suite 400
Richmond, Virginia 23226

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
342 N. Water Street
Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Sullivan & Worcester LLP
1666 K Street, N.W.
Washington, DC 20006

Board of Trustees
John P. Ackerly, IV
John T. Bruce
George K. Jennison
Robert S. Harris, Ph.D.
Harris V. Morrissette
Elizabeth W. Robertson

Jamestown-SAR-22

(b)       Not applicable

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Schedule filed with Item 1

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Governance, Nominating, Compensation and QLCC Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Williamsburg Investment Trust

By (Signature and Title)*		/s/ David James
David James, Secretary

Date	November 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John T. Bruce
John T. Bruce, President
(Cantor FBP Equity & Dividend Plus Fund and Cantor FBP Appreciation & Income Opportunities Fund)

Date	November 28, 2022

By (Signature and Title)*		/s/ Thomas W. Leavell
Thomas W. Leavell, President
(The Government Street Equity Fund and The Government Street Opportunities Fund)

Date	November 28, 2022

By (Signature and Title)*		/s/ Charles M. Caravati III
Charles M. Caravati III, President
(The Jamestown Equity Fund)

Date	November 28, 2022

By (Signature and Title)*		/s/ John P. Ackerly IV
John P. Ackerly IV, President
(The Davenport Core Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund and the Davenport Balanced Income Fund)

Date	November 28, 2022

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer and Principal Financial Officer

Date	November 28, 2022

* Print the name and title of each signing officer under his or her signature.